                                                                   Exhibit 10.23

                                                                  EXECUTION COPY

                                U.S. $400,000,000

              AMENDED AND RESTATED SENIOR REVOLVING LOAN AGREEMENT,

                         dated as of September 21, 2001

                                      among

                               CONSOL ENERGY INC.

                                 as the Borrower

                        THE INITIAL BANKS PARTIES HERETO

                                 CITIBANK, N.A.

                             as Administrative Agent

                                       and

              DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES
                                MELLON BANK, N.A.
                                       and
                             THE BANK OF NOVA SCOTIA

                              As Syndication Agents

               ---------------------------------------------------

                            SALOMON SMITH BARNEY INC.

                      As Sole Lead Arranger and Bookrunner

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS                                                                              1
   SECTION 1.1        Defined Terms                                                                1
                      -------------
   SECTION 1.2        Use of Defined Terms                                                        11
                      --------------------
   SECTION 1.3        Accounting and Financial Determinations                                     11
                      ---------------------------------------
ARTICLE II COMMITMENT                                                                             11
   SECTION 2.1        Commitment                                                                  11
                      ----------
   SECTION 2.2        Total Commitment Amount                                                     11
                      -----------------------
   SECTION 2.3        Fees                                                                        11
                      ----
   SECTION 2.4        Commitment Termination Date                                                 12
                      ---------------------------
   SECTION 2.5.       Increase in the Aggregate Commitments                                       12
                      -------------------------------------
ARTICLE III LOANS AND NOTES                                                                       13
   SECTION 3.1        Borrowing Procedure                                                         13
                      -------------------
   SECTION 3.2        Note                                                                        14
                      ----
   SECTION 3.3        Principal Payments and Prepayments                                          14
                      ----------------------------------
   SECTION 3.4        Interest                                                                    15
                      --------
   SECTION 3.5        Post-Maturity Rates                                                         15
                      -------------------
   SECTION 3.6        Payment Dates                                                               15
                      -------------
   SECTION 3.7        Payments, Computations                                                      16
                      ----------------------
   SECTION 3.8        Setoff                                                                      16
                      ------
   SECTION 3.9        Taxes                                                                       17
                      -----
ARTICLE IV BASE RATE AND LIBO RATE OPTIONS FOR THE LOANS                                          18
   SECTION 4.1        Elections                                                                   18
                      ---------
   SECTION 4.2        LIBO Rate Lending Unlawful                                                  19
                      --------------------------
   SECTION 4.3        Deposits Unavailable                                                        20
                      --------------------
   SECTION 4.4        Capital Adequacy; Increased Costs                                           20
                      ---------------------------------
   SECTION 4.5        Funding Losses                                                              20
                      --------------
   SECTION 4.6        Interest Rate Determination                                                 21
                      ---------------------------
   SECTION 4.7.       Sharing of Payments, Etc                                                    21
                      ------------------------
ARTICLE V CONDITIONS PRECEDENT                                                                    22
   SECTION 5.1        Effective Date                                                              22
                      --------------
   SECTION 5.1.1       Resolutions                                                                22
                       -----------
   SECTION 5.1.2      Delivery of Note                                                            22
                      ----------------
   SECTION 5.1.3      Opinions of Counsel                                                         22
                      -------------------
   SECTION 5.1.4      Significant Subsidiary Guaranty                                             22
                      -------------------------------
   SECTION 5.1.5      Subordination Agreement                                                     22
                      -----------------------
   SECTION 5.1.6      Satisfactory Legal Form                                                     23
                      -----------------------
   SECTION 5.1.7      Termination of Bilateral Loan Agreements                                    23
                      ----------------------------------------
   SECTION 5.2        All Loans and Each Increase Date                                            23
                      --------------------------------
   SECTION 5.2.1      Compliance with Warranties, non-Default                                     23
                      ---------------------------------------
   SECTION 5.2.2      Loan Request                                                                23
                      ------------
ARTICLE VI WARRANTIES                                                                             23
   SECTION 6.1        Organization, Power, Authority                                              23
                      ------------------------------
   SECTION 6.2        Due Authorization                                                           23
                      -----------------
   SECTION 6.3        Validity                                                                    24
                      --------
   SECTION 6.4        Financial Information                                                       24
                      ---------------------
   SECTION 6.5        Absence of Certain Default                                                  24
                      --------------------------
   SECTION 6.6        Litigation                                                                  24
                      ----------
   SECTION 6.7        Regulation U                                                                24
                      ------------

   SECTION 6.8        Government Regulation                                                       24
                      ---------------------
   SECTION 6.9        Certain Contractual Obligations or Organic Documents                        25
                      ----------------------------------------------------
   SECTION 6.10       Taxes                                                                       25
                      -----
   SECTION 6.11       Pension and Welfare Plans; Multiemployer Plans                              25
                      ----------------------------------------------
   SECTION 6.12       Subsidiaries and Significant Subsidiaries                                   25
                      -----------------------------------------
   SECTION 6.13       Patents, Trademarks                                                         25
                      -------------------
   SECTION 6.14       Ownership of Properties; Liens                                              25
                      ------------------------------
   SECTION 6.15       Accuracy of Information                                                     25
                      -----------------------
   SECTION 6.16       Environmental Warranties                                                    26
                      ------------------------
   SECTION 6.17       Borrower's Solvency                                                         27
                      -------------------
   SECTION 6.18       Pari Passu                                                                  27
                      --------------
ARTICLE VII COVENANTS                                                                             27
   SECTION 7.1        Certain Affirmative Covenants                                               27
                      -----------------------------
   SECTION 7.1.1      Financial Information                                                       27
                      ---------------------
   SECTION 7.1.2      Maintenance of Corporate Existences                                         28
                      -----------------------------------
   SECTION 7.1.3      Foreign Qualification                                                       28
                      ---------------------
   SECTION 7.1.4      Payment of Taxes                                                            28
                      ----------------
   SECTION 7.1.5      Insurance                                                                   28
                      ---------
   SECTION 7.1.6      Notice of Default, Litigation                                               29
                      -----------------------------
   SECTION 7.1.7      Performance of Loan Documents                                               29
                      -----------------------------
   SECTION 7.1.8      Books and Records                                                           29
                      -----------------
   SECTION 7.1.9      Significant Subsidiary Guaranty                                             29
                      -------------------------------
   SECTION 7.1.10     Environmental Covenant                                                      29
                      ----------------------
   SECTION 7.2        Certain Negative Covenants                                                  30
                      --------------------------
   SECTION 7.2.1      Indebtedness for Borrowed Money                                             30
                      -------------------------------
   SECTION 7.2.2      Liens                                                                       30
                      -----
   SECTION 7.2.3      Consolidation, Merger                                                       31
                      ---------------------
   SECTION 7.2.4      Transactions with Affiliates                                                31
                      ----------------------------
   SECTION 7.2.5      Sale or Discount of Receivables                                             31
                      -------------------------------
   SECTION 7.2.6      Dividends                                                                   31
                      ---------
   SECTION 7.2.7      Inconsistent Agreements                                                     31
                      -----------------------
   SECTION 7.2.8      Loans, Advances and Investments                                             31
                      -------------------------------
   SECTION 7.2.9      Guaranties                                                                  32
                      ----------
   SECTION 7.2.10     Securities                                                                  32
                      ----------
   SECTION 7.2.11     Business Activities                                                         33
                      -------------------
   SECTION 7.2.12     Funded Debt Ratio                                                           33
                      -----------------
ARTICLE VIII EVENTS OF DEFAULT                                                                    33
   SECTION 8.1        Events of Default                                                           33
                      -----------------
   SECTION 8.1.1      Non-Payment of Liabilities                                                  33
                      --------------------------
   SECTION 8.1.2      Non-Performance of Certain Covenants                                        33
                      ------------------------------------
   SECTION 8.1.3      Certain Defaults on Other Indebtedness for Borrowed Money                   33
   SECTION 8.1.4      Bankruptcy, Insolvency                                                      33
                      ----------------------
   SECTION 8.1.5      Control of the Borrower                                                     34
                      -----------------------
   SECTION 8.1.6      Non-Performance of Other Obligations                                        34
                      ------------------------------------
   SECTION 8.1.7      Breach of Representation or Warranty                                        34
                      ------------------------------------
   SECTION 8.1.8      Pension Plans 34
                      -------------
   SECTION 8.1.9      Judgments                                                                   34
                      ---------
   SECTION 8.1.10     Significant Subsidiary Guaranty and Subordination Agreement                 34
   SECTION 8.1.11     Multiemployer Plans                                                         34
                      -------------------
   SECTION 8.2        Action if Bankruptcy                                                        34
                      --------------------

   SECTION 8.3        Action if Other Event of Default                                            35
                      --------------------------------
ARTICLE IX THE AGENT                                                                              35
   SECTION 9.1.       Authorization and Action                                                    35
                      ------------------------
   SECTION 9.2.       Agent's Reliance, Etc                                                       35
                      ---------------------
   SECTION 9.3.       Citibank and Affiliates                                                     35
                      -----------------------
   SECTION 9.4.       Bank Credit Decision                                                        36
                      --------------------
   SECTION 9.5.       Indemnification                                                             36
                      ---------------
   SECTION 9.6.       Successor Agent                                                             36
                      ---------------
   SECTION 9.7.       Other Agents  36
                      ------------
ARTICLE X MISCELLANEOUS                                                                           36
   SECTION 10.1       Waivers, Amendments                                                         36
                      -------------------
   SECTION 10.2       Notices                                                                     37
                      -------
   SECTION 10.3       Costs and Expenses                                                          37
                      ------------------
   SECTION 10.4       Indemnification                                                             37
                      ---------------
   SECTION 10.5       Survival                                                                    38
                      --------
   SECTION 10.6       Severability                                                                38
                      ------------
   SECTION 10.7       Headings                                                                    38
                      --------
   SECTION 10.8       Counterparts, Effectiveness                                                 38
                      ---------------------------
   SECTION 10.9       Governing Law; Entire Agreement                                             38
                      -------------------------------
   SECTION 10.10      Successors and Assigns                                                      38
                      ----------------------
   SECTION 10.11      Sale and Transfers of Loans and Notes; Participations in Loans and Notes    38
   SECTION 10.12      Other Transactions                                                          41
                      ------------------
   SECTION 10.13      Waiver of Jury Trial                                                        41
                      --------------------
   SECTION 10.14      Consent to Jurisdiction and Service of Process                              41
                      ----------------------------------------------

                          EXHIBITS

EXHIBIT A    -   Form of Note
EXHIBIT B    -   Loan Request
EXHIBIT C    -   Continuation/Conversion Notice
EXHIBIT D    -   Confidentiality Agreement
EXHIBIT E    -   Disclosure Schedule
EXHIBIT F    -   Opinion of Borrower's Counsel
EXHIBIT G    -   Significant Subsidiary Guaranty
EXHIBIT H    -   Assignment and Acceptance
EXHIBIT I    -   Commitment Termination Date Extension Request
EXHIBIT J    -   Subordination Agreement
EXHIBIT K    -   Permitted Investments

                          SCHEDULES

SCHEDULE I   -   List of Applicable Lending Offices

              AMENDED AND RESTATED SENIOR REVOLVING LOAN AGREEMENT

     CONSOL ENERGY INC., a Delaware corporation (the "Borrower"), the banks,
                                                      --------
financial institutions and other institutional lenders (the "Initial Banks")
                                                             -------------
listed on the signature pages hereof, and CITIBANK, N.A. ("Citibank"), as agent
                                                           --------
(the "Agent") for the Banks (as hereinafter defined) hereby agree as follows:
      -----

     PRELIMINARY STATEMENTS.

     1. The Borrower is party to the Senior Revolving Loan Agreement dated as of January 22, 2001 (the "Existing Credit Agreement") with the banks parties
                       -------------------------
thereto and the Agent.

     2. The Borrower has requested that the Initial Banks enter into this Agreement to amend and restate the Existing Credit Agreement and the Banks have indicated their willingness to so amend and restate the Existing Credit Agreement upon the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreement contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Defined Terms. The following terms (whether or not underscored)
                 -------------
when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners of such Person; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble.
      -----

     "Agent's Account" means the account of the Agent maintained by the Agent at
      ---------------
Citibank at its office at 2 Penns Way, Suite 200, New Castle, DE 19720, Account No. 36852248, Attention: Operations.

     "Agreement" means, at any date, this loan agreement as originally in effect
      ---------
on the Effective Date, and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect on such date.

     "Applicable Lending Office" means, with respect to each Bank, such Bank's
      -------------------------
Domestic Lending Office in the case of a Base Rate Loan and such Bank's LIBO Lending Office in the case of a LIBO Rate Loan.

     "Applicable Margin" means, (a) for any Interest Period prior to the Term
      -----------------
Loan Conversion Date, the amount indicated below for each type of Loan based upon the Credit Rating for each day during such Interest Period:

                                            LIBO           Base
                                            Rate           Rate
Credit Rating                               Loans          Loans
-------------                               -----          -----

Level I                                     0.350%            0%
Level II                                    0.500%            0%
Level III                                   0.600%            0%
Level IV                                    0.700%            0%
Level V                                     1.250%         1.00%

and (b) for any Interest Period on and after the Term Loan Conversion Date, the amount indicated below for each type of Loan based upon the Credit Rating for each day during such Interest Period:

                                            LIBO           Base
                                            Rate           Rate
Credit Rating                               Loans          Loans
-------------                               -----          -----

Level I                                     0.750%         0.250%
Level II                                    1.000%         0.250%
Level III                                   1.125%         0.250%
Level IV                                    1.250%         0.250%
Level V                                     2.000%         1.250%

     "Approval" means each and every approval, consent, filing and registration
      --------
by or with any Federal, state or other regulatory authority or any third party necessary to authorize or permit the execution, delivery or performance of this Agreement, the Notes or any other Loan Document or for the validity or enforceability hereof or thereof.

     "Assignment and Acceptance" means any assignment and acceptance,
      -------------------------
substantially in the form of Exhibit H hereto.
                             ---------

     "Assuming Bank" has the meaning specified in Section 2.5(d).
      -------------

     "Assumption Agreement" has the meaning specified in Section 2.5(d)(ii).
      --------------------

     "Authorized Officer" means, relative to any Loan Party, those of its
      ------------------
officers whose signatures and incumbency shall have been certified to the Agent.

     "Bank" means each Initial Bank, each Assuming Bank that shall become a
      ----
party hereto pursuant to Section 2.5 and each Person that shall become a party hereto pursuant to Section 10.11.

     "Base Rate" means at any time and with respect to all Base Rate Loans, a
      ---------
fluctuating rate of interest per annum equal to the higher of:

          (a) a rate of interest equal to the base rate of interest announced by Citibank in New York, New York from time to time, changing when and as said base rate changes; and

          (b) the Federal Funds Rate plus 1/2%.

     The Base Rate is not necessarily intended to be the lowest rate of interest charged by Citibank in connection with extensions of credit. Changes in the rate of interest on Loans maintained as Base Rate Loans shall take effect simultaneously with each change in the Base Rate.

     "Base Rate Loan" is defined in Section 4.1.
      --------------                -----------

     "Borrower" is defined in the preamble.
      --------

     "Borrowing" means a borrowing consisting of simultaneous Loans of the same
      ---------
Type made by the Banks on any Business Day in accordance with Section 3.1.
                                                              -----------

     "Business Day" means:
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday in the State of New York on which banks are authorized or required to be closed; and

          (b) relative to the date of

               (i) making or continuing any portion of any Loans as, or converting any portion of any Loans from or into LIBO Rate Loans,

               (ii) making any payment or prepayment of principal of or payment of interest on the portion of the principal amount of the Loans being maintained as LIBO Rate Loans, and

               (iii) the Borrower's giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in clause (b)(i) or (b)(ii),
                                    -------------    -------

     a banking business day of the Agent at, and on which dealings in Dollars are carried on in the interbank eurodollar market of, the Agent's LIBOR Office.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change in Control" means with respect to the Borrower, the failure of
      -----------------
Rheinbraun AG and RG to own, directly or indirectly, a cumulative total of at least fifty-one percent (51%) of the outstanding shares of capital stock of the Borrower, on a fully diluted basis, in each case, free and clear of all Liens and other encumbrances.

     "Code" means the Internal Revenue Code of 1986, and the regulations
      ----
thereunder, as amended from time to time.

     "Commercial Paper Indebtedness" means commercial paper issued by the
      -----------------------------
Borrower with an original maturity of not more than 270 days from the date of issuance, incurrence or other creation thereof and, at the time any determination thereof is to be made, means the then aggregate outstanding face amount (if issued, incurred or created on a discount basis) or principal amount together with interest thereon to stated maturity (if issued, incurred or created on an interest-bearing basis) of such commercial paper.

     "Commitment" means as to any Bank (a) the amount set forth opposite such
      ----------
Bank's name on the signature pages hereof, (b) if such Bank has become a Bank hereunder pursuant to an Assumption Agreement, the amount set forth in such Assumption Agreement or (b) if such Bank has entered into any Assignment and Acceptance, the amount set forth for such Bank in the Register maintained by the Agent pursuant to Section 10.11(d), as such amount may be reduced pursuant to
Section 2.2 or increased pursuant to Section 2.5.

     "Commitment Date" has the meaning specified in Section 2.5(b).
      ---------------

     "Commitment Increase" has the meaning specified in Section 2.5(a).
      -------------------

     "Commitment Termination Date" means the earliest of
      ---------------------------

          (a) September 20, 2002 as such date may be extended pursuant to
     Section 2.4;
     -----------

          (b) five Business Days after notice is given by the Borrower to the Agent for purposes of designating a Commitment Termination Date pursuant to this clause, provided that, on such designated Commitment Termination Date,
                  --------
     no Loans are outstanding;

          (c) immediately and without further action upon the occurrence of any Default described in Section 8.1.4 with respect to the Borrower; and
                          -------------

          (d) immediately when any other Event of Default shall have occurred and be continuing and the Loans shall be declared to be due and payable pursuant to Section 8.3.
                 -----------

     "Commitment Termination Date Extension Request" means a request
      ---------------------------------------------
substantially in the form of Exhibit I attached hereto duly executed by an
                             ---------
Authorized Officer of the Borrower.

     "Confidentiality Agreement" means a confidentiality agreement duly executed
      -------------------------
by an Authorized Officer of the Borrower and each Bank substantially in the form of Exhibit D attached hereto (as such may be amended, supplemented, restated or
   ---------
otherwise modified and in effect from time to time with the consent of the Borrower and such Bank).

     "Consolidated Subsidiary" of any Person means, at any time, every
      -----------------------
Subsidiary which would be included as a consolidated subsidiary of such Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by the chief executive or financial Authorized Officer of the Borrower substantially in the form of Exhibit C
                                                                ---------
attached hereto.

     "Contractual Obligation" means, relative to any Person, any provision of
      ----------------------
any security issued by such Person or of any Instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, as applicable, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     "Credit Rating" means the credit rating of the Borrower's or Consolidation
      -------------
Coal Company's long-term unsecured debt securities without credit enhancement by any two of S&P, Moody's or Fitch, one of which must be S&P or Moody's. "Level I" Credit Rating means a Credit Rating of any two credit rating agencies, one of which must be by S&P or Moody's, of at least A- in the case of S&P, at least A3 in the case of Moody's and at least A- in the case of Fitch. "Level II" Credit Rating means a Credit Rating of any two credit rating agencies, one of which must be by S&P or Moody's, of less than A- but at least BBB+ in the case of S&P, less than A3 but at least Baa1 in the case of Moody's or less than A- but at least BBB+ in the case of Fitch. "Level III" Credit Rating means a Credit Rating of any two credit rating agencies, one of which must be by S&P or Moody's, of less than BBB+ but at least BBB in the case of S&P, less than Baa1 but at least Baa2 in the case of Moody's and less than BBB+ but at least BBB in the case of Fitch. "Level IV" Credit Rating means a Credit Rating of any two credit rating agencies, one of which must be by S&P or Moody's, of less than BBB but at least BBB- in the case of S&P, less than Baa2 but at least Baa3 in the case of Moody's and less than BBB but at least BBB- in the case of Fitch. "Level V" Credit Rating means a Credit Rating of any two credit rating agencies, one of which must be by S&P or Moody's, of less than BBB- in the case of S&P, less than Baa3 in the case of Moody's and less than BBB- in the case of Fitch, or there being neither a Credit Rating from S&P nor Moody's, at the same time.

     "Default" means any Event of Default or any condition or event which, after
      -------
notice or lapse of time or both, would constitute an Event of Default.

     "Dollar" and the sign "$" mean lawful money of the United States of
      ------                -
America.

     "Domestic Lending Office" means, relative to any Bank, the office of such
      -----------------------
Bank specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Bank, or such other office of such Bank within the United States of America as such Bank may from time to time specify to the Borrower and the Agent.

     "Effective Date" means September 21, 2001.
      --------------

     "Eligible Assignee" means (i) a Bank; (ii) an Affiliate of a Bank and (iii)
      -----------------
any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance
                                  ----
with Section 10.11, the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither the Borrower nor an Affiliate of the
            --------  -------
Borrower shall qualify as an Eligible Assignee.

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including CERCLA and SMCRA.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Exemption Agreement" is defined in Section 3.9(c).
      -------------------                        ------

     "Exemption Representation is defined in Section 3.9(d).
      ------------------------                       ------

     "Federal Funds Rate" means, for any day, a fluctuating interest rate per
      ------------------
annum equal to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on June 30.

     "Fitch" means Fitch IBCA, Duff & Phelps.
      -----

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
(or any successor).

     "GAAP" means generally accepted United States accounting principles.
      ----

     "Guaranty" means any agreement, undertaking or arrangement by which any
      --------
Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of the obligor's obligation under any guaranty shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability thereby guaranteed.

     "Hazardous Material" means
      ------------------

          (a) any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by RCRA;

          (c) any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other Environmental Law.

     "hereof", "hereto", "hereunder" and similar terms refer to this Agreement
      ------    ------    ---------
and not to any particular Section or provision of this Agreement.

     "Impermissible Qualification" means, relative to the opinion by independent
      ---------------------------
public accountants as to any financial statement of the Borrower, any qualification or exception to such opinion:

          (a) which is of a "going concern" or similar nature; or

          (b) which relates to the limited scope of examination of matters relevant to such financial information.

     "including" means including without limiting the generality of any
      ---------
description preceding such term.

     "Increase Date" has the meaning specified in Section 2.5(a).
      -------------

     "Increasing Bank" has the meaning specified in Section 2.5(b).
      ---------------

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) Indebtedness for Borrowed Money;

          (b) all items other than as described in clause (a) which, in
                                                   ----------
     accordance with GAAP, would be included as liabilities on the liability side of a balance sheet of such Person as of the date at which Indebtedness is to be determined; and

          (c) whether or not so included as liabilities in accordance with GAAP,

               (i) all indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements) whether or not such indebtedness shall have been assumed by such Person, and

               (ii) all Guaranties issued by such Person.

     "Indebtedness for Borrowed Money" of any Person means, without duplication,
      -------------------------------
all obligations of such Person, and all Guaranties issued by such Person, for borrowed money (including all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes, unpaid reimbursement obligations under drawn letters of credit or other similar instruments) on which interest charges are customarily paid.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Instrument" means any document or writing (whether by formal agreement,
      ----------
letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any Lien is granted or perfected.

     "Interest Period" means, relative to any LIBO Rate Loan, the period which
      ---------------
shall begin on (and include) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 4.1, and,
                                                              -----------
unless the final maturity of such LIBO Rate Loan is accelerated, shall end on (but exclude) the day which numerically corresponds to such date one week or one, two, or three months thereafter, as the Borrower may select in its relevant notice pursuant to Section 4.1; provided, however, that:
                   -----------  --------  -------

          (a) Interest Periods commencing on the same date for LIBO Rate Loans comprising part of the same Borrowing shall be of the same duration;

          (b) if there exists no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the Business Day next following such numerically corresponding day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the preceding Business Day); and

          (d) no Interest Period shall end later than the date established pursuant to clause (a) or (b) of the definition of Commitment Termination
                 ----------    ---
     Date or, if the Loans have been converted to a term loan pursuant to
     Section 3.3 prior to the selection of such Interest Period, later than the Maturity Date.

     "Liabilities" means all obligations (monetary or otherwise) of the Borrower
      -----------
under this Agreement, the Notes and each other Loan Document.

     "LIBO Rate" means, relative to each Interest Period applicable to any LIBO
      ---------
Rate Loans comprising part of any Borrowing, conversion or continuation, the rate per annum which appears on Telerate Markets page 3750 or Telerate Markets page 4833 as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period, provided that (i) if more than one such
                                   --------
offered rate appears on the Telerate Markets page, the LIBO Rate will be the arithmetic average (rounded, if necessary, to the nearest 1/100th of 1%) of such offered rates; and (ii) if no such offered rates appear on such page, the LIBO Rate for such Interest Period will be the arithmetic average (rounded, if necessary, to the nearest 1/100th of 1%) of rates quoted by the Reference Banks, at approximately 11:00 a.m., New York City time, two Business Days prior to the beginning of such Interest Period, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount substantially equal to such Reference Bank's LIBO Rate Loan comprising part of such Borrowing to be outstanding during such Interest Period.

     "LIBO Rate Loan" is defined in Section 4.1.
      --------------                -----------

     "LIBO Rate (Reserve Adjusted)" means, relative to all Loans to be made,
      ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan comprising the same Borrowing for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

         LIBO Rate       =             LIBO Rate
                            ------------------------------
(Reserve Adjusted)       1 - LIBOR Reserve Percentage

     The Agent shall determine the LIBO Rate (Reserve Adjusted) for each Interest Period, applicable to LIBO Rate Loans comprising all or part of any Borrowing, conversion or continuation and promptly notify the Borrower thereof (which determination shall, in the absence of demonstrable error, be conclusive and binding on the Borrower) and, if requested by the Borrower, deliver a statement showing the computation used by the Agent in making such determination.

     "LIBOR Lending Office" means the office of such Bank specified as its
      --------------------
"LIBOR Lending Office" opposite its name on Schedule I hereto or in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Bank (or, if no such office is specified, its Domestic Lending Office), or such other domestic or foreign office or offices of such Bank as such Bank from time to specify to the Borrower and the Agent.

     "LIBOR Reserve Percentage" means, relative to each Interest Period for all
      ------------------------
LIBO Rate Loans comprising the same Borrowing, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the F.R.S. Board, for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation of the F.R.S. Board which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D as applicable to the Bank or any Participant of the Bank with respect to such participation.

     "Lien" means any mortgage, pledge, hypothecation, charge, assignment,
      ----
deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, accompanied by the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Loans" is defined in Section 2.1.
      -----                -----------

     "Loan Document" means this Agreement and each Instrument and any other
      -------------
document from time to time executed and delivered hereunder, whether or not mentioned herein, including the Notes, the Significant Subsidiary Guaranty and the Subordination Agreement.

     "Loan Party" means the Borrower, each Significant Subsidiary and any other
      ----------
party (other than the Agent and any Bank) that executes and delivers a Loan Document.

     "Loan Request" means a loan request and certificate duly executed by the
      ------------
chief executive or financial Authorized Officer of the Borrower substantially in the form of Exhibit B attached hereto.
            ---------

     "Materially Adverse Effect" means any occurrence of whatever nature
      -------------------------
(including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which would reasonably be expected, on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP, to have a materially adverse effect on (a) the consolidated financial condition, business, operations or properties of the Borrower and its Subsidiaries taken as a whole or (b) the ability of the Borrower or any other Loan Party to perform any of its payment or other material obligations under this Agreement or any other Loan Document.

     "Maturity" means, relative to any Loan, the date on which such Loan is
      --------
stated to be due and payable, in whole or in part (in accordance with the Note evidencing such Loan, this Agreement, or otherwise), or such earlier date when such Loan (or any portion thereof) shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required prepayment, declaration, or otherwise.

     "Maturity Date" means the earlier of (a) the first anniversary of the date
      -------------
established pursuant to clause (a) of the definition of Commitment Termination
                        ----------
Date and (b) the date established pursuant to clause (b), (c) or (d) of the
                                              ---------------    ---
definition of Commitment Termination Date.

     "Monthly Payment Date" means the last day of each calendar month, or if
      --------------------
such day is not a Business Day, the next succeeding Business Day.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Multiemployer Plan" means a multiemployer plan, as defined in Section
      ------------------
4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Non-United States Person" means a Person who is not (i) a citizen,
      ------------------------
national or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust, in each case the income of which is subject to United States Federal income taxation regardless of the source of its income.

     "Note" means any promissory note of the Borrower, dated the date hereof,
      ----
substantially in the form of Exhibit A attached hereto (as such promissory note
                             ---------
may be amended, endorsed, or otherwise modified from time to time) and all other promissory notes accepted from time to time in substitution, replacement, or renewal therefor.

     "Ongoing Indebtedness" means the Indebtedness described in Item 7.2.1(iii)
      --------------------                                      ---------------
of Exhibit E hereto.
   ---------

     "Organic Document" means, relative to any corporation, its certificate of
      ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" is defined in Section 10.11.
      -----------                -------------

     "PBGC" means the Pension Benefit Guaranty Corporation, a United States
      ----
corporation and any entity succeeding to all or any of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multi-employer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower, any Subsidiary or any member of the Controlled Group of any of them, may have any liability, including any liability under section 4063 or section 4069 of ERISA.

     "Permitted Investment" means, at any time, each of the investments listed
      --------------------
on Exhibit L hereto.
   ---------

     "Person" means any natural person, corporation, firm, association,
      ------
government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Purchasing Bank" is defined in Section 10.11(b).
      ---------------                ----------------

     "Quarterly Payment Date" means the last day of any Fiscal Quarter or, if
      ----------------------
such day is not a Business Day, the next succeeding Business Day.

     "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C. Section
      ----
6901, et seq., as in effect from time to time.

     "Reference Banks" means Citibank, Bank One, NA and The Bank of Nova Scotia.
      ---------------

     "Regulatory Change" means, relative to any Bank, any change after the date
      -----------------
hereof in any (or the adoption after the date hereof of any new):

          (a) United States Federal or state law or foreign law applicable to such Bank; or

          (b) rule, regulation, interpretation, directive or request (whether or not having the force of law) applying to such Bank of any court or governmental authority charged with the interpretation or administration of any law referred to in clause a or of any fiscal, monetary or other
                            --------
     authority having jurisdiction over such Bank.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Reportable Event" means a "reportable event" described in Section 4043(c)
      ----------------
of ERISA and the regulations thereunder for which the 30-day notice requirement has not been waived.

     "Required Banks" means at any time Banks owed at least a majority in
      --------------
interest of the then aggregate unpaid principal amount of the Loans owing to the Banks, or, if no such principal amount is then outstanding, Banks having at least a majority in interest of the Commitments.

     "RG" means Rheinbraun US Gmbh, a corporation existing under the laws of The
      --
Federal Republic of Germany.

     "Rheinbraun AG" means, Rheinbraun AG, a corporation existing under the laws
      -------------
of The Federal Republic of Germany.

     "SEC" means the Securities and Exchange Commission (or any government body
      ---
or agency succeeding to the functions of such Commission).

     "Significant Subsidiary" means Consolidation Coal Company, a Delaware
      ----------------------
corporation; Conrhein Coal Company, a Pennsylvania General Partnership; CONSOL Financial Inc., a Delaware corporation, CONSOL of Kentucky Inc., a Delaware corporation; CONSOL Pennsylvania Coal Company, a Delaware corporation; Eighty-Four Mining Company, a Pennsylvania corporation; Fairmont Supply Company, a Delaware corporation; Greenon Coal Company, a Delaware corporation, Island Creek Coal Company, a Delaware corporation; IC Coal Inc., a Delaware corporation; McElroy Coal Company, a Delaware corporation; Nineveh Coal Company, a Delaware corporation; Rochester & Pittsburgh Coal Company, a Pennsylvania corporation and any other wholly-owned direct or indirect Subsidiary of the Borrower whose assets exceed 5% of the consolidated assets of the Borrower and the Consolidated Subsidiaries or whose revenues exceed 5% of the consolidated revenues of the Borrower and the Consolidated Subsidiaries or any other direct or indirect Subsidiary of the Borrower so designated by the Borrower after the Effective Date.

     "Significant Subsidiary Guaranty" means that certain guaranty, executed by
      -------------------------------
each Significant Subsidiary, substantially in the form of Exhibit G attached
                                                          ---------
hereto (as such may be amended, supplemented, restated or otherwise modified and in effect from time to time).

     "SMCRA" means the Federal Surface Mining Control and Reclamation Act of
      -----
1977, as in effect from time to time.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill
      ---
Companies, Inc.

     "Subordination Agreement" means that certain subordination agreement,
      -----------------------
substantially in the form of Exhibit J attached hereto (as such may be amended,
                             ---------
supplemented, restated or otherwise modified and in effect from time to time).

     "Subsidiary" of any Person means any other corporation, partnership, joint
      ----------
venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the outstanding shares of capital stock of which having ordinary voting power for the election of directors such corporation, (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries and, except as otherwise indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Borrower.

     "Taxes" is defined in Section 3.9.
      -----                -----------

     "Term Loan Conversion Date" means the Commitment Termination Date on which
      -------------------------
all Loans outstanding on such date are converted into a term loan pursuant to
Section 3.3.

     "Term Loan Election" has the meaning specified in Section 3.3.
      ------------------

     "Total Commitment Amount" means the aggregate Commitments of the Banks.
      -----------------------

     "Transferee" is defined in Section 10.11(c).
      ----------                ----------------

     "Type" refers to the distinction of any Loan as being a Base Rate Loan or a
      ----
LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its 50 States
      -------------      ----
and the District of Columbia.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA (other than a multiemployer plan as defined in section 3(37) of ERISA), under which the Borrower or any Subsidiary may have any liability, including any obligation to contribute.

     "Withdrawl Liability" has the meaning specified in Part I of Subtitle I of
      -------------------
Title IV of ERISA.

     SECTION 1.2 Use of Defined Terms. Terms for which meanings are provided in
                 --------------------
this Agreement shall, unless otherwise defined or the context otherwise requires, have such meanings when used in the Exhibits attached hereto, each Loan Request, Continuation/Conversion Notice, notice and other communication delivered from time to time in connection with this Agreement or any Loan Document and the definitions of such terms are applicable to the singular as well as the plural form of such terms, as the context requires.

     SECTION 1.3 Accounting and Financial Determinations. Where the character or
                 ---------------------------------------
amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP used in, and consistently applied with, the financial statements referred to in Section 6.4.
                          -----------

                                   ARTICLE II
                                   COMMITMENT

     SECTION 2.1 Commitment. Each Bank severally agrees, on the terms and
                 ----------
conditions hereinafter set forth, to make loans (the "Loans") to the Borrower
                                                      -----
from time to time on any Business Day during the period from the Effective Date until the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding such Bank's Commitment. Each Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Loans of the same Type made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow under this Section 2.1, prepay pursuant to Section 3.3 and reborrow under this Section 2.1.

     SECTION 2.2 Total Commitment Amount. The Borrower shall have the right,
                 -----------------------
upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks, provided that each partial reduction shall be in the aggregate amount of
       --------
$5,000,000 or an integral multiple of $1,000,000 in excess thereof.

     SECTION 2.3 Fees. The Borrower agrees to pay the Agent for the ratable
                 ----
account of each Bank for the period (including any portion thereof when its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through
             ---------
the Commitment Termination Date, the following fees:

          (a) a revolving credit facility fee for each day prior to the Term Loan Conversion Date which shall be equal to (i) the applicable percentage for such day, determined, based on the Credit Rating on such day, in accordance with the table set forth below, multiplied by (ii) 1/360, multiplied by (iii) the Total Commitment Amount on such day.

     Credit Rating                      Applicable Percentage
     -------------                      ---------------------
     Level I                                     0.080%
     Level II                                    0.125%
     Level III                                   0.150%
     Level IV                                    0.175%

     Level V                                     0.250%

     Such revolving credit facility fees shall be due and payable by the Borrower quarterly in arrears for the period ending on each Quarterly Payment Date, commencing with the first such day following the Effective Date and on the Commitment Termination Date; and

          (b) a utilization fee for each day prior to the Term Loan Conversion Date on which the aggregate principal amount of all outstanding Loans exceeds fifty percent (50%) of the Total Commitment Amount on such day equal to (i) the applicable percentage for such day, determined, based on the Credit Rating on such day, in accordance with the table set forth below, multiplied by (ii) 1/360, multiplied by (iii) the aggregate principal amount of all outstanding Loans on such day.

     Credit Rating                      Applicable Percentage
     -------------                      ---------------------
     Level I                                     0.070%
     Level II                                    0.125%
     Level III                                   0.125%
     Level IV                                    0.125%
     Level V                                     0.250%

     Such utilization fees shall be due and payable by the Borrower quarterly in arrears to the Bank for the period ending on each Quarterly Payment Date, commencing with the first such day following the Effective Date and on the Commitment Termination Date.

          SECTION 2.4 Commitment Termination Date. The Commitment shall
                      ---------------------------
terminate and the Banks shall be relieved of their obligations to make any Loan on the Commitment Termination Date. The Borrower may from time to time request an extension of the Commitment Termination Date for an additional 364 days by executing and delivering to the Agent a Commitment Termination Date Extension Request at least thirty (30) but not more than forty-five (45) days prior to the then current Commitment Termination Date, which the Agent shall promptly distribute to each of the Banks; provided that the Borrower shall not have made
                                 --------
the Term Loan Election for Loans outstanding on such Commitment Termination Date prior to such time. The Commitment Termination Date as to any Bank shall be so extended if such Bank, on or prior to the date that is not later than 20 days prior to the then current Commitment Termination Date, duly executes a counterpart of such Commitment Termination Date Extension Request; provided,
                                                                   --------
that any such extension shall not be effective before the then current Commitment Termination Date and provided, further, that the conditions precedent
                                --------  -------
set forth in Section 5.2 shall have been satisfied. Each Bank may in its sole and absolute discretion withhold its consent to any such Commitment Termination Date Extension Request.

          SECTION 2.5. Increase in the Aggregate Commitments. (a) The Borrower
                       -------------------------------------
may, at any time, by notice to the Agent, request that the aggregate amount of the Commitment be increased (each a "Commitment Increase") to be effective as of
                                     -------------------
a date prior to the scheduled Commitment Termination Date then in effect (the "Increase Date") as specified in the related notice to the Agent; provided,
 -------------                                                    --------
however that (i) in no event shall the aggregate amount of the Commitments at
-------
any time exceed $600,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Section 5.2 shall be satisfied.
                        -----------

          (b) The Agent shall promptly notify the Banks of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Banks wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the "Commitment Date"). Each Bank that is willing to participate in
                  ---------------
such requested Commitment Increase (each an "Increasing Bank") shall, in its
                                             ---------------
sole discretion, give written notice to the Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment. If the Banks notify the Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Banks willing to participate therein in such amounts as are agreed between the Borrower and the Agent.

          (c) Promptly following each Commitment Date, the Agent shall notify the Borrower as to the amount, if any, by which the Banks are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Banks are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Banks as of the applicable Commitment Date; provided, however, that
                                                      --------  -------
the Commitment of each such Eligible Assignee shall be in an amount of not less than $5,000,000.

          (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with
Section 2.5(c) (each such Eligible Assignee, an "Assuming Bank") shall become a
                                                 -------------
Bank party to this Agreement as of such Increase Date and the Commitment of each Increasing Bank for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Bank pursuant to the last sentence of Section 2.5(b)) as of such Increase Date; provided, however, that
                                                      --------  -------
the Agent shall have received on or before such Increase Date the following, each dated such date:

          (i) (A) certified copies of resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board approving the Commitment Increase and the corresponding modifications to this Agreement and (B) an opinion of counsel for the Borrower (which may be in-house counsel), in substantially the form of Exhibit F hereto;
                                            ---------

          (ii) an assumption agreement from each Assuming Bank, if any, in form and substance satisfactory to the Borrower and the Agent (each an "Assumption Agreement"), duly executed by such Eligible Assignee, the Agent
      --------------------
     and the Borrower; and

          (iii) confirmation from each Increasing Bank of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.5(d), the Agent shall notify the Banks (including, without limitation, each Assuming Bank) and the Borrower, on or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Bank and each Assuming Bank on such date.

                                   ARTICLE III
                                 LOANS AND NOTES

     SECTION 3.1 Borrowing Procedure. (a) Each Borrowing shall be made on
                 -------------------
notice, given not later than (x) 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of LIBO Rate Loans or (y) 11:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Loans, by the Borrower to the Agent, which shall give to each Bank prompt notice thereof by telecopier or telex. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed promptly in writing, or
 -------------------
telecopier or telex in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Loans comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing consisting of LIBO Rate Loans, initial Interest Period for each such Loan. Each Bank shall, before 1:00 P.M. (New York City time) on the date of such Borrowing make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Bank's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's address referred to in Section 10.2.

          (b) Anything in subsection (a) above to the contrary notwithstanding,
(i) the Borrower may not select LIBO Rate Loans for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Banks to make LIBO Rate Loans shall then be suspended pursuant to Section 4.2, 4.3 or 4.6 and (ii) the LIBO Rate Loans may not be outstanding as part of more than eight separate Borrowings.

          (c) Unless the Agent shall have received notice from a Bank prior to the time of any Borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 3.1 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement.

          (d) The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

     SECTION 3.2 Note. All Loans made by each Bank shall be evidenced by a Note
                 ----
payable to the order of the Bank in a maximum principal amount equal to such Bank's original Commitment. The Borrower hereby irrevocably authorizes each Bank to make (or cause to be made) appropriate notations on the grid attached to such Bank's Note (or on a continuation of such grid attached to any such Note and made a part thereof), which notations, if made, shall evidence, inter alia, the
                                                                ----- ----
date of, the outstanding principal of, and the interest rate (including any conversions thereof pursuant to Section 4.2) and Interest Period applicable to,
                                -----------
the Loans evidenced thereby. Any such notations on any such grid (and on any such continuation) indicating the outstanding principal amount of each Bank's Loans shall be rebuttable presumptive evidence of the principal amount thereof owing and unpaid, but the failure to record any such amount on such grid (or on such continuation) shall not limit or otherwise affect the obligations of the Borrower hereunder or under such Note to make payments of principal of or interest on such Loans when due.

     SECTION 3.3 Principal Payments and Prepayments. The Borrower will, subject
                 ----------------------------------
to the next succeeding sentence, repay to the Agent for the ratable account of the Banks the outstanding principal amount of each Loan on the Commitment Termination Date. The Borrower may, upon not less than 15 days' notice to the Agent, elect (the "Term Loan Election") to convert all of the Loans outstanding
                   ------------------
on the Commitment Termination Date in effect at such time into a term loan which the Borrower shall repay in full ratably to the Lenders on the Maturity Date; provided that the Term Loan Election may not be exercised if a Default has
--------
occurred and is continuing on the date of notice of the Term loan Election or on the date on which the Term Loan Election is effected. All Loans converted into a term loan pursuant to this Section shall continue to constitute Loans except that the Borrower may not reborrow pursuant to Section 2.1 after all or any portion of such Loans have been prepaid pursuant to this Section. In addition, the Borrower:

          (a) may make a voluntary prepayment in part in an aggregate principal amount of not less than $5,000,000 and an integral multiple of $1,000,000 in excess thereof, or in full of the outstanding principal amount of the Loans from time to time at any time, in each case upon at least three Business Days' prior notice (or same day notice in the case of a Base Rate Loan) to the Agent;

          (b) shall, on each date when any reduction in the Total Commitment Amount shall become effective pursuant to Section 2.2, make a mandatory
                                               -----------
     prepayment of the Loans equal to the excess, if any, of the outstanding principal amount of all Loans over the Total Commitment Amount as so reduced; and

          (c) shall, on each date when the sum of the aggregate principal amount of all Loans outstanding plus the Commercial Paper Indebtedness exceeds the Total Commitment Amount, make a mandatory prepayment of the then aggregate outstanding principal amount of all Loans comprising a part of the same Borrowing in an aggregate amount equal to such excess.

     Each prepayment of a Loan made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.5. All interest
                                                      -----------
     accrued on the principal amount prepaid shall be paid on the date of such prepayment. No prepayment of principal pursuant to clause (a) or (c) above
                                                        ----------    ---
     prior to the Commitment Termination Date shall cause a reduction in the Total Commitment Amount.

          Each prepayment shall, except as the Borrower may otherwise have notified the Agent, be applied, to the extent of such prepayment:

               (a) first, to the principal amount thereof being maintained as a Base Rate Loan; and

               (b) second, to the principal amount thereof being maintained as a LIBO Rate Loan.

     SECTION 3.4 Interest. The Borrower agrees to pay interest on the principal
                 --------
amount of each Loan from time to time unpaid prior to and at Maturity at a rate per annum:

               (a) on that portion of the outstanding principal amount thereof maintained from time to time as a Base Rate Loan, equal to the sum of the Base Rate from time to time most recently announced plus the Applicable Margin per annum, and

               (b) on that portion of the outstanding principal amount thereof maintained from time to time as one or more LIBO Rate Loans during each applicable Interest Period, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin per annum.

     SECTION 3.5 Post-Maturity Rates. After the Maturity of all or any portion
                 -------------------
of the principal amount of the Loans or after any other monetary Liabilities shall have become due, the Borrower shall pay interest (after as well as before judgment) on the principal amount of all types of Loans so matured or on such other monetary Liabilities, as the case may be, at a rate per annum which is determined by increasing each of the Applicable Margins set forth in clauses (a)
                                                                     -----------
and (b) of Section 3.4 by 2% per annum for Loans so matured and, to the extent
    ---    -----------
permitted by applicable law, at a rate per annum equal to the Base Rate plus 2% for such other monetary Liabilities.

     SECTION 3.6 Payment Dates. Interest accrued on the Loans prior to Maturity
                 -------------
(as aforesaid) shall be payable, without duplication:

               (a) on that portion of the outstanding principal amount of each Loan maintained as a Base Rate Loan, on each Monthly Payment Date, commencing with the first such Monthly Payment Date following the date of such Loan;

               (b) on that portion of the outstanding principal amount of each Loan maintained as a LIBO Rate Loan, on the last day of each applicable Interest Period; and

               (c) on that portion of the outstanding principal amount of each Loan converted into a Base Rate Loan or a LIBO Rate Loan, as the case may be, on a day when interest would not otherwise have been payable pursuant to clause (a) or (b), on the date of such conversion.
                      ----------    ---

Interest on the Loans shall be payable at Maturity (as aforesaid) and, thereafter, on demand. The Agent shall give prompt notice to the Borrower of each computation of accrued interest before the due date thereof.

     SECTION 3.7 Payments, Computations. (a) Unless otherwise expressly provided
                 ----------------------
in this Agreement, all payments by the Borrower pursuant to this Agreement or any other Loan Document, whether in respect of principal or interest, shall be made by the Borrower to the Agent at the Agent's Account without set-off, deduction, or counterclaim, not later than 1:00 P.M., New York time, on the date due, in same day or immediately available funds. Funds received after that time shall be deemed to have been received by the Bank on the next following Business Day. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Sections 3.9, 4.4 or 4.5) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Assuming Bank becoming a Bank hereunder as a result of a Commitment Increase pursuant to Section 2.5, and upon the Agent's receipt of such Bank's Assumption Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date or Extension Date, as the case may be, the Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to the Assuming Bank. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 10.11(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Bank assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term
                                 ------
"Interest Period" with respect to payments then due of principal of or interest
 ---------------
on any Loan being maintained as LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

          (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 3.8 Setoff. In addition to and not in limitation of any rights of
                 ------
any Bank or other holder of any Note under applicable law, each Bank and each of its Affiliates shall, upon the occurrence of any Default described in Section
                                                                      -------
8.1.4 or upon the occurrence of any other Event of Default, have the right to
-----
set off, appropriate and apply to the payment of the Liabilities owing to it any and all balances, credits, deposits, accounts, or moneys of the Borrower then maintained with such Bank or such Affiliate and (as security for such Liabilities) the Borrower hereby grants to each Bank a continuing security interest in any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Bank or its Affiliates. Each Bank agrees promptly to notify the Borrower after any such setoff and application made by such Bank or such Affiliate; provided, however, that the failure to give
                                     --------  -------
such notice shall not affect the validity of such setoff and application. The rights of each Bank and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Bank and its Affiliates may have.

     SECTION 3.9 Taxes. (a) All payments by the Borrower of principal of, and
                 -----
interest on, the Loans and all other amounts payable hereunder to the Agent or any Bank (including any Purchasing Bank) shall be made free and clear of and without deduction or withholding for any present or future income, stamp, or other taxes, fees, duties or other charges of any nature whatsoever imposed by any taxing authority, other than taxes imposed on or measured by such recipient's net income or receipts imposed by the jurisdiction in which the Agent or such Bank is organized and the jurisdiction of such Bank's Applicable Lending Office (such non-excluded items being hereinafter referred to as "Taxes"), except to the extent that such deduction or withholding is required
 -----
pursuant to any applicable law, rule, or regulation. In the event that any deduction or withholding from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule, or regulation, then the Borrower will:

          (i) pay to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (iii) (except to the extent that such deduction or withholding results from the breach, by a recipient of a payment, of its Exemption Agreement, or would not be required if such recipient's Exemption Representation were true) pay to the Agent for the benefit of each Bank or holder of a Note such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent, such Bank or such holder, taking into account any taxes imposed of any kind on payments made pursuant to this Section 3.9(a) (including any Taxes on such additional amount), will equal the full amount the Agent, such Bank or such holder would have received had no such deduction or withholding been required. The Agent, each Bank and each holder shall determine such additional amount or amounts payable to it (which determination shall, in the absence of demonstrable error, be conclusive and binding on the Borrower).

Moreover, if any Taxes are directly imposed on the Agent or any Bank, as a result of any change in law or any applicable double taxation treaty of the United States, the jurisdiction of the Bank's incorporation or the jurisdiction in which the Bank's Domestic Lending Office or LIBOR Lending Office is located, with respect to any payment received by the Agent or any Bank hereunder, the Agent or such Bank may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or out-of-pocket expenses) as are necessary in order that the net amount, taking into account any taxes imposed of any kind on payments made pursuant to this Section 3.9(a), received by the Agent or such Bank after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been imposed (except to the extent that such Taxes result from the breach, by such payee, of its Exemption Agreement, or would not be required if such payee's Exemption Representation were true).

     (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and each Bank for any incremental Taxes, interest or penalties that may become payable by the Agent or such Bank as a result of any such failure.

     (c) Each Bank and each subsequent holder of any Note that is a Non-United States Person agrees (such Bank's "Exemption Agreement") (to the extent it is
                                   -------------------
permitted to do so under the laws and any applicable double taxation treaties of the United States, the jurisdiction of such Bank's incorporation, and the jurisdictions in which such Bank's Domestic Lending Office and such Bank's LIBOR Lending Office are located) to execute and deliver to the Borrower prior to the first scheduled payment date in each Fiscal Year, a United States Internal Revenue Service Form W-8BEN or Form W-8ECI (or any successor form), appropriately completed and claiming complete (or, in the case it becomes appropriate due to any change in law or such applicable double taxation treaties, partial) exemption from withholding and deduction of United States Federal Taxes.

     (d) Each Bank, each Assuming Bank and each Purchasing Bank hereby represents and warrants (such Bank's "Exemption Representation") to the Borrower
                                      ------------------------
that on the date hereof (or, in the case of an Assuming Bank or a Purchasing Bank, on the date on which such Assuming Bank or Purchasing Bank becomes a Bank hereunder) (i) its Domestic Lending Office and its LIBOR Lending Office are entitled to receive payments of principal of, and interest on, Loans made hereunder without deduction or withholding for or on account of any Taxes imposed by the United States or any political subdivision thereof, (ii) it is permitted to take the actions described in clause (c) above (with respect to
                                           ---------
complete exemption from withholding and deduction of United States Federal Taxes) under the laws and any applicable double taxation treaties of the jurisdictions specified in such clause (c) and (iii) any payment received by
                                ---------
such Bank hereunder is not subject to any Taxes, whether or not such Taxes are required to be deducted or withheld by the Borrower.

     (e) The Bank agrees to use reasonable efforts (consisted with its internal policy and legal and regulatory restrictions) to change its Domestic Lending Office or LIBOR Lending Office or prepare, execute and file any additional forms or other documents which may be necessary or advisable to avoid or to minimize any amounts otherwise payable under this Section 3.9, in each case solely if
                                         -----------
such change or such preparation, execution and filing can be made or done in a manner so that the Bank, in its reasonable determination, suffers no legal, economic, regulatory or other disadvantage.

     (f) In the event that the Borrower becomes required to pay an additional amount pursuant to this Section 3.9 to any Bank, then the Borrower shall have
                        -----------
the right to seek a substitute bank or banks to promptly replace such Bank under this Agreement in accordance with the provisions of Section 10.11(b).
                                                    ----------------

     (g) The parties agree to cooperate with each other in connection with any Taxes matters pertaining to this Agreement and each Bank shall promptly notify the Borrower of any Taxes imposed on it with respect to any payment received by such Bank hereunder, stating the reasons therefor and the amount, if any, payable by the Borrower hereunder in respect of such Taxes.

                                   ARTICLE IV

                  BASE RATE AND LIBO RATE OPTIONS FOR THE LOANS

     SECTION 4.1 Elections. The Loans comprising any Borrowing may be made as a
                 ---------
"Base Rate Loan" or, at the Borrower's election made in accordance with this
 --------------
Section, as a loan having for each particular Interest Period a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted) (a "LIBO
                                                                         ----
Rate Loan"). The Borrower may request from time to time by delivering to the
---------
Agent not later than 12:00 noon (New York City time) a Continuation/ Conversion Notice request, on not less than one (or not less than three if a Loan is to be continued as, or converted into, a LIBO Rate Loan) nor more than five Business Days' notice:

          (a) that all, or any portion in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, of the outstanding principal amount of any Borrowing be converted from Base Rate Loans into LIBO Rate Loans or, subject to Section 4.5, from LIBO Rate Loans into Base
                                    -----------
     Rate Loans; and

          (b) on the expiration of the Interest Period applicable to any LIBO Rate Loans, that all, or any portion in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, of the outstanding principal amount of such LIBO Rate Loans be converted into Base Rate Loans;

     provided, however, that:
     --------  -------

          (c) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans if, after giving effect to such action, the Interest Period applicable thereto shall extend beyond the date of any prepayment required by Section 3.3, unless a sufficient
                                            -----------
     principal amount of other Loans are being maintained as Base Rate Loans to permit such prepayment to be applied in full to such Base Rate Loans;

          (d) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, a LIBO Rate Loan when any Default has occurred and is continuing; and

          (e) If the Borrower shall fail to select the duration of any Interest Period for any LIBO Rate Loans in accordance with the provisions contained in the definition of "Interest Period" in Section 1.1, the Agent will forthwith so notify the Borrower and the Banks and such Loans will automatically, on the last day of the then existing Interest Period therefor, be Converted into Base Rate Loans.

     Each Continuation/Conversion Notice requesting that all, or any portion, of the principal amount of the Loans be continued as, or be converted into, LIBO Rate Loans shall specify the duration of the Interest Period commencing upon such continuation or conversion.

     Each Bank may, if it so elects, fulfill its commitment to make or continue any portion of the principal amount of a Loan as, or to convert any portion of the principal amount of a Loan into, one or more LIBO Rate Loans by causing a foreign branch or Affiliate of such Bank to make any such LIBO Rate Loan; provided, however, that in such event such LIBO Rate Loan shall be deemed to
--------  -------
have been made by such Bank, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Bank and shall be deemed to be held by it, to the extent of such LIBO Rate Loan, for the account of such foreign branch or Affiliate; and provided, further, that the making of such LIBO Rate
                         --------  -------
Loans by a foreign branch or Affiliate of such Bank does not result in any additional Taxes assessable against such Bank in connection with any payments made by the Borrower hereunder.

     Whenever any Bank makes any notations pursuant to Section 3.2 on the grid
                                                       -----------
attached to the Note (or on the continuation of such grid) held by it and whenever a Loan is converted into a Base Rate Loan or a LIBO Rate Loan, such Bank will make further notations on the grid attached to such Note (or on such continuation) reflecting the portions of the outstanding principal amounts thereof being maintained as a Base Rate Loan and LIBO Rate Loans. Failure to record any such amounts on the grid shall not limit or otherwise affect the obligations of the Borrower to make payments of principal and interest on each Note when due.

     The Borrower understands that, if it elects that any portion of the principal amount of a Borrowing be made, continued as, or converted into, a LIBO Rate Loan, each Bank may (while being entitled to fund all or any portion of such LIBO Rate Loan as it may see fit) wish to be able to fund such LIBO Rate Loan by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market. Accordingly, in connection with any determination to be made for purposes of Section 4.2, 4.3, 4.4 or 4.5, it shall be conclusively presumed that
            -----------  ---  ---    ---
each Bank has elected to fund all LIBO Rate Loans by purchasing Dollar deposits in such interbank eurodollar market.

     SECTION 4.2 LIBO Rate Lending Unlawful. If as the result of any Regulatory
                 --------------------------
Change any Bank shall determine (which determination shall, in the absence of demonstrable error, be conclusive and binding on the Borrower) that it is unlawful for any Bank to make, continue or maintain a Loan as, or to convert a Loan into, one or more LIBO Rate Loans, the obligation of the Banks under
Section 4.1 to make, continue or maintain any portion of the principal amount of
-----------
a Loan as, or to convert such Loan into, one or more LIBO

Rate Loans shall, upon such determination (and telephonic notice thereof confirmed in writing to the Borrower), forthwith terminate, and any portion of the principal amount of all LIBO Rate Loans shall automatically convert into Base Rate Loans. If circumstances subsequently change so that the Banks shall determine that the circumstances causing such suspension no longer exist, the obligation of the Banks under Section 4.1 to make or continue Loans as, or to
                              -----------
convert Loans into, LIBO Rate Loans shall, upon such determination (and telephonic notice thereof confirmed in writing to the Borrower), forthwith be reinstated.

     SECTION 4.3 Deposits Unavailable. If prior to the date on which all or any
                 --------------------
portion of the principal amount of any Loan is to be made, continued as, or converted into, a LIBO Rate Loan, the Required Banks shall determine for any reason whatsoever (which determination shall, in the absence of demonstrable error, be conclusive and binding on the Borrower) that dollar deposits in the relevant amount and for the relevant Interest Period are not available to such Banks in their relevant markets or the LIBO Rate does not reflect the cost of funding such Loans, the Agent shall promptly give telephonic notice of such determination confirmed in writing to the Borrower, and the obligation under
Section 4.1 of the Banks to make, continue any Loan as, or to convert a Loan
-----------
into, one or more LIBO Rate Loans shall, upon such notification, forthwith terminate; and the portion of all Loans then maintained as LIBO Rate Loans shall on the expiration of the Interest Period applicable thereto automatically convert into Base Rate Loans. If circumstances subsequently change so that the circumstances causing such suspension no longer exist, the Agent shall promptly give telephonic notice thereof confirmed in writing to the Borrower and the obligations of the Banks under Section 4.1 to make or continue Loans as, or
                               -----------
convert Loans into, LIBO Rate Loans shall be reinstated.

     SECTION 4.4 Capital Adequacy; Increased Costs. The Borrower further agrees
                 ---------------------------------
to reimburse the Bank and/or its holding company for any increase in the cost of making, continuing, maintaining or converting (or of the obligation to make, continue, maintain or convert) any Loans hereunder (or any portion thereof) and for any reduction in the amount of any sum receivable by such Bank hereunder in respect of making, continuing, maintaining or converting (or of its obligation to make, continue, maintain or convert) any Loans hereunder (or any portion thereof) from time to time by reason of:

          (a) to the extent not included in the calculation of the LIBO Rate (Reserve Adjusted), the adoption or compliance with any capital adequacy, reserve, special deposit, or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Bank and/or its holding company, under or pursuant to any law, treaty, rule, regulation (including any F.R.S. Board regulation), or requirement in effect on the date hereof, or as the result of any Regulatory Change; or

          (b) any Regulatory Change which shall subject such Bank and/or its holding company to any tax (other than taxes on net income or receipts), levy, impost, charge, fee, duty, deduction, or withholding of any kind whatsoever or change the taxation of any Loan made or maintained as a LIBO Rate Loan and the interest thereon (other than any change which affects, and to the extent that it affects, the taxation of net income or receipts).

     In any such event, each Bank shall promptly notify the Borrower (with a copy of such notice to the Agent) thereof stating the reasons therefor and the additional amount required fully to compensate the Bank and/or its holding company for such increased cost or reduced amount. Such additional amounts shall be payable on demand after receipt of such notice. A statement as to any such increased cost or reduced amount or any change therein (including calculations thereof in reasonable detail) shall be submitted by the Bank (with a copy of such notice to the Agent) to the Borrower and shall, in the absence of demonstrable error, be conclusive and binding on the Borrower. In the event that the Borrower is required to pay an additional amount pursuant to this Section
                                                                      -------
4.4 to any Bank and/or its holding company, then the Borrower shall have the
---
right to seek a substitute bank or banks to replace such Bank under this Agreement in accordance with the provisions of Section 10.11(b).
                                               ----------------

     SECTION 4.5 Funding Losses. In the event any Bank shall incur any loss or
                 --------------
expense (including any loss or expense incurred by reason of the liquidation, or reemployment of deposits or other funds acquired by the Bank to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

          (a) payment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.3 or otherwise;
                                             -----------

          (b) any conversion of all or any portion of the outstanding principal amount of any LIBO Rate Loan to a Base Rate Loan pursuant to Section 4.1
                                                                  -----------
     prior to the expiration of the Interest Period then applicable thereto (but excluding in each case any loss or expense resulting therefrom to the extent such Bank is reimbursed therefor by interest payable pursuant to clause (c) of Section 3.6);
     ----------    -----------

          (c) a Loan not being made, continued as, or converted into, a LIBO Rate Loan in accordance with a Loan Request or the Continuation/Conversion Notice given therefor (other than as the result of a default by such Bank in complying with such Loan Request or such Continuation/Conversion Notice); or

          (d) failure to prepay after notice of prepayment is given;

then, upon the request of such Bank (with a copy to the Agent), the Borrower shall pay directly to such Bank such amount as will (in the reasonable determination of such Bank) reimburse such Bank for such loss or expense. A certificate as to any such loss or expense (including calculations thereof in reasonable detail) shall be submitted by such Bank (with a copy to the Agent) to the Borrower and shall, in the absence of demonstrable error, be conclusive and binding on the Borrower.

     SECTION 4.6 Interest Rate Determination. (a) if the applicable Telerate
                 ---------------------------
Markets Page is not available, each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Agent for purposes of Section 3.4, and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 3.4.

          (b) If the applicable Telerate Markets Page is unavailable and fewer than two Reference Banks furnish timely information to the Agent for determining the LIBO Rate for any LIBO Rate Loans,

          (i) the Agent shall forthwith notify the Borrower and the Banks that the interest rate cannot be determined for such LIBO Rate Loans,

          (ii) with respect to LIBO Rate Loans, each such Loan will automatically, on the last day of the then existing Interest Period therefor, be prepaid by the Borrower or be automatically Converted into a Base Rate Loan (or if such Loan is then a Base Rate Loan, will continue as a Base Rate Loan), and

          (iii) the obligation of the Banks to make LIBO Rate Loans or to Convert Loans into LIBO Rate Loans shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

     SECTION 4.7. Sharing of Payments, Etc. If any Bank shall obtain any payment
                  ------------------------
(whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Sections 3.9, 4.4 or 4.5) in excess of its ratable share of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Loans owing to them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess
              --------  -------
payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 4.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

     SECTION 5.1 Effective Date. Section 2.1 of this Agreement shall become
                 --------------
effective on and as of the Effective Date, provided that the following
                                           --------
conditions precedent have been satisfied.

     SECTION 5.1.1 Resolutions. The Agent shall have received on or before the
                   -----------
Effective Date the following, each dated such day and in sufficient copies for each Bank:

          (a) a certificate of the Secretary or an Assistant Secretary of the Borrower as to

               (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of the Loan Documents to be executed by it hereunder; and

               (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each Loan Document executed by it, upon which certificate the Agent may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of the Borrower canceling or amending such prior certificate;

          (b) a certificate of the Secretary or any Assistant Secretary of each Significant Subsidiary and each Subsidiary party to the Subordination Agreement as to

               (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance by such Loan Party of the Loan Documents to be executed and delivered by it hereunder; and

               (ii) the incumbency and signatures of those of its officers authorized to act with respect to such Loan Documents upon which certificate the Agent may conclusively rely until it shall have received a further certificate of such Loan Party canceling or amending such prior certificate.

     SECTION 5.1.2 Delivery of Note. Borrower shall have delivered to the Agent
                   ----------------
Notes payable to the order of each Bank, duly executed and delivered and conforming to the requirements of Section 3.2.
                                  ------------

     SECTION 5.1.3 Opinions of Counsel. The Agent shall have received opinions
                   -------------------
from counsel to the Borrower, each Significant Subsidiary and each Subsidiary party to the Subordination Agreement, substantially in the form of Exhibit F
                                                                   ---------
attached hereto.

     SECTION 5.1.4 Significant Subsidiary Guaranty. The Agent shall have
                   -------------------------------
received the Significant Subsidiary Guaranty duly executed by each Person that is a Significant Subsidiary as of the Effective Date.

     SECTION 5.1.5 Subordination Agreement. The Agent shall have received the
                   -----------------------
Subordination Agreement duly executed by each Subsidiary that is a corporation and the Borrower which, as of the Effective Date, is expected to make any loans to any Significant Subsidiary or the Borrower.

     SECTION 5.1.6 Satisfactory Legal Form. All documents executed or submitted
                   -----------------------
pursuant hereto by or on behalf of the Borrower, any Significant Subsidiary or any Subsidiary party to the Subordination

Agreement shall be satisfactory in form and substance to the Agent and its counsel; each Bank shall have received all information, and such counterpart originals or such certified or other copies of such materials, as such Bank may request; and all legal matters incident to the transactions contemplated by this Agreement and each other Loan Document shall be satisfactory to counsel to the Agent.

     SECTION 5.1.7 Termination of Existing Loan Agreement. The Borrower shall
                   --------------------------------------
have terminated in whole the commitments of, and paid in full all obligations owing to, the Lenders under the Senior Revolving Loan Agreement daed as of January 22, 2001 among the Borrower, the lenders parties thereto and Citibank, as agent.

     SECTION 5.2 All Loans, Extension of Commitment Termination Date and Each
                 ------------------------------------------------------------
Increase Date. The obligation of the Banks to make any Loans on the occasion of
-------------
each Borrowing, each extension of the Commitment Termination Date and each Commitment Increase shall be subject to the satisfaction of the conditions precedent set forth in Sections 5.2.1 and, in the case of a Borrowing, Section
                       --------------                                  -------
5.2.2, and each request that a Borrowing be made hereunder, for an extension of
-----
the Commitment Termination Date or for a Commitment Increase shall constitute a certification by the Borrower that such conditions precedent will be satisfied on the date of such requested Borrowing, extension of Commitment Termination Date or Increase Date (and after giving effect to such Borrowing, extension of Commitment Termination Date or Commitment Increase, as the case may be).

     SECTION 5.2.1 Compliance with Warranties, non-Default. The representations
                   ---------------------------------------
and warranties set forth in Article VI shall have been true and correct in all
                            ----------
material respects as of the date initially made, and on the date (and after giving effect to the incurrence) of such Loan, extension of Commitment Termination Date or such Increase Date:

          (a) such representations and warranties shall be true and correct in all material respects with the same effect as if then made;

          (b) no Default shall have then occurred and be continuing; and

          (c) since the Effective Date, there shall have been no occurrence which, individually or in the aggregate, as of the date on which such Loan is to be made, would reasonably be expected to have a Materially Adverse Effect.

     SECTION 5.2.2 Loan Request. The Agent shall have received a Loan Request
                   ------------
for such Borrowing.

                                   ARTICLE VI

                                   WARRANTIES

     In order to induce the Agent and each Bank to enter into this Agreement and to induce each Bank to make Loans hereunder, the Borrower represents and warrants as follows:

     SECTION 6.1 Organization, Power, Authority. Each Loan Party is a
                 ------------  -----  ---------
corporation validly organized and existing and in good standing under the laws of the state of its incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify would reasonably be expected to have a Materially Adverse Effect and has full power and authority to own and hold under lease its property and conduct its business substantially as presently conducted by it. Each Loan Party has full power and authority to enter into and to perform its obligations under this Agreement and each Loan Document to which each is a party and to obtain the Loans hereunder, in the case of the Borrower.

     SECTION 6.2 Due Authorization. The execution and delivery by each Loan
                 -----------------
Party of this Agreement and each Loan Document executed by it and the performance by each of its respective obligations hereunder and thereunder and the borrowings hereunder by the Borrower have been duly authorized by all necessary corporate action, do not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or material Contractual Obligation of such Loan Party (or any other material Contractual Obligation) or any present law or governmental regulation or court decree or order applicable to any Loan Party and will not result in or require the creation or imposition of any Lien in any of their respective properties pursuant to the provisions of any Contractual Obligation.

     SECTION 6.3 Validity. This Agreement is, and each Loan Document executed by
                 --------
any Loan Party will on the due execution and delivery thereof be, the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and by general equitable principles.

     SECTION 6.4 Financial Information. All balance sheets, statements of
                 ---------------------
operations, of total owners' equity and of changes in cash flows and other financial information of the Borrower and the Consolidated Subsidiaries which have been or shall hereafter be furnished by or on behalf of the Borrower for the purposes of or in connection with this Agreement or any transaction contemplated hereby pursuant to Section 7.1.1(a) or Section 7.1.1(b) (except
                                ---------------     ---------------
Section 7.1.1(a)(iii)) have been or will be prepared in accordance with GAAP
---------------------
consistently applied throughout the periods involved (except as disclosed therein), and, in the case of information relating to coal reserves, have been or will be prepared in accordance with all relevant rules and regulations promulgated by the SEC, as in effect on the Effective Date, and do or will present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended and the consolidated statements of earnings, of operations and of total owners' equity, for each of the fiscal periods then ended, of the Borrower and the Consolidated Subsidiaries (or, in the case of any such balance sheets or statements prepared prior to the date hereof, of the Borrower and its Consolidated Subsidiaries). Since June 30, 2001, there has been no occurrence which, individually or in the aggregate, would reasonably be expected to have a Materially Adverse Effect. Except as disclosed in Item 6.6 ("Litigation") of the
                                                  --------
Disclosure Schedule, neither the Borrower nor the Consolidated Subsidiaries have any material contingent liabilities (including any liability pursuant to the Federal Black Lung Benefits Act of 1972, as in effect from time to time) not provided for or disclosed in the financial statements of the Borrower and the Consolidated Subsidiaries most recently delivered by or on behalf of the Borrower to the Banks.

     SECTION 6.5 Absence of Certain Default. Neither the Borrower nor any
                 --------------------------
Subsidiary is in default,

          (a) in the payment of (or in the performance of any material obligation applicable to) any Indebtedness outstanding in a principal amount exceeding $10,000,000 in the aggregate; or

          (b) under any law or governmental regulation or court decree or order which would reasonably be expected to have a Materially Adverse Effect.

     SECTION 6.6 Litigation. Except as described in Item 6.6 ("Litigation") of
                 ----------                         --------
the Disclosure Schedule, no litigation, arbitration or governmental investigation or proceeding against the Borrower or any Subsidiary or to which any of the properties of any thereof is subject is pending or, to the knowledge of the Borrower, threatened which would reasonably be expected to result in a liability in excess of $10,000,000.

     SECTION 6.7 Regulation U. Neither the Borrower nor any Subsidiary is
                 ------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock, and less than 25% of the assets of each consists of margin stock. Proceeds of Loans hereunder will be used in compliance with Regulation U of the F.R.S. Board or any regulations substituted therefore. Terms for which meanings are provided in Regulation U of the F.R.S. Board or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.8 Government Regulation. Neither the Borrower nor any Subsidiary
                 ---------------------
is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a

"subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.9 Certain Contractual Obligations or Organic Documents. Neither
                 ----------------------------------------------------
the Borrower nor any Subsidiary is a party or subject to any Contractual Obligation or Organic Document which would reasonably be expected to have a Materially Adverse Effect.

     SECTION 6.10 Taxes. The Borrower and all Subsidiaries have filed all tax
                  -----
returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their books.

     SECTION 6.11 Pension and Welfare Plans; Multiemployer Plans. During the
                  ----------------------------------------------
twelve-consecutive-month period prior to the Effective Date and prior to the date of any Borrowing hereunder, (a) no steps have been taken to terminate any Pension Plan the assets of which are insufficient to satisfy all benefit liabilities thereunder (as defined in section 4001(a)(16) of ERISA) for which the Borrower or any Subsidiary could be held liable, (b) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA and (c) none of the Borrower, any Subsidiary or any member of the Controlled Group of any of them has incurred or is reasonably likely to incur any Withdrawl Liability to any Multiemployer Plan. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty. Neither the Borrower nor any Subsidiary has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     SECTION 6.12 Subsidiaries and Significant Subsidiaries. The Borrower has no
                  -----------------------------------------
other Subsidiaries or Significant Subsidiaries except those identified in Item
                                                                          ----
6.12 ("Existing Subsidiaries and Significant Subsidiaries") of the Disclosure
----
Schedule or those acquired or created subsequent to the date hereof.

     SECTION 6.13 Patents, Trademarks. The Borrower and each Subsidiary owns and
                  -------------------
possesses all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as the Borrower considers necessary for the conduct of the businesses of the Borrower or such Subsidiary as now conducted without any infringement upon rights of others which would reasonably be expected to have a Materially Adverse Effect. There is no individual patent or patent license used by the Borrower or any Subsidiary in the conduct of its business the loss of which would reasonably be expected to have a Materially Adverse Effect.

     SECTION 6.14 Ownership of Properties; Liens. The Borrower and each
                  ------------------------------
Subsidiary has good and marketable title to or good leasehold interests in all of its material properties and assets, real and personal, of any nature whatsoever, free and clear of all Liens except as permitted pursuant to Section
                                                                        -------
7.2.2.
-----

     SECTION 6.15 Accuracy of Information. All factual information heretofore or
                  -----------------------
contemporaneously furnished by the Borrower to the Agent or the Banks in connection with execution and delivery of this Agreement and the various transactions contemplated hereby, as supplemented from time to time and when taken as a whole, to the best of the Borrower's knowledge, has been, and all other such factual information hereafter furnished by the Borrower or any Subsidiary, as supplemented from time to time and when taken as a whole, will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the Effective Date and not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections and pro forma financial information contained in any materials furnished by the Borrower or any Subsidiary to the Bank are based on good faith estimates and assumptions by the management of the Borrower or the applicable Subsidiary, it being recognized by the Bank, however, that projections and statements as to future events are not to be viewed as fact and that actual results during the period or periods covered by any such projections or statements may differ from the projected results and that the differences may be material.

     SECTION 6.16 Environmental Warranties.

          (a) No facility or property (including underlying groundwater) owned or leased by the Borrower or any Significant Subsidiary is out of compliance with any Environmental Law to the extent that such noncompliance, either singly or in the aggregate, has or could reasonably be expected to have a Materially Adverse Effect;

          (b) There are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any Significant Subsidiary with respect to any alleged violation of any Environmental Law, or

               (ii) complaints, notices or inquiries to the Borrower or any Significant Subsidiary regarding potential liability under any Environmental Law,

     in each case, which singly, or in the aggregate, have or could reasonably be expected to have a Materially Adverse Effect;

          (c) There have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any Significant Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

          (d) The Borrower and the Significant Subsidiaries have been issued and are in material compliance with all material permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) No property now or previously owned or leased by the Borrower or any Significant Subsidiary is listed or proposed for listing (with respect to owned property only) (i) on the CERCLIS or on any similar state list of sites requiring investigation or clean-up to the extent that such listing relates to liabilities, individually or in the aggregate, that could reasonably be expected to have a Materially Adverse Effect, or (ii) on the National Priorities List pursuant to CERCLA;

          (f) There are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any Significant Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

          (g) Neither the Borrower nor any Significant Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Significant Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA that, either singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

          (h) There are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Significant Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

          (i) No conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Significant Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, either singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect; and

          (j) Neither the Borrower nor any Subsidiary owns or leases any "industrial establishment" (as such term is defined in the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6, et seq.) in the
                                                                 -- ---
     State of New Jersey.

     SECTION 6.17 Borrower's Solvency. As of the date of this Agreement, the
                  -------------------
Borrower is and will be Solvent. As used in this Section, "Solvent" means the Borrower is able to pay its debts as they become due in the usual course of business.

     SECTION 6.18 Pari Passu. Any Loan hereunder will be pari passu with all of
                  ----------
Borrower's other Indebtedness for Borrowed Money.

                                   ARTICLE VII

                                    COVENANTS

     SECTION 7.1 Certain Affirmative Covenants. The Borrower agrees that, until
                 -----------------------------
the Commitments shall have terminated and all of the Liabilities have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
     -----------

     SECTION 7.1.1 Financial Information. The Borrower will furnish, or will
                   ---------------------
cause to be furnished, to the Agent (in sufficient copies for each Bank) the following financial statements, reports and information:

          (a) promptly when available and in any event within 90 days after the close of each Fiscal Year

               (i) a balance sheet at the close of such Fiscal Year, and statements of operations, of Total Owners' Equity and of cash flows for such Fiscal Year, of the Borrower and the Consolidated Subsidiaries certified without Impermissible Qualification by independent public accountants of recognized standing selected by the Borrower and reasonably acceptable to the Bank,

               (ii) a letter report of such accountants at the close of such Fiscal Year to the effect that they have reviewed the provisions of this Agreement and are not aware of any Default hereunder (insofar as any Default may relate to accounting matters) continuing at the end of such Fiscal Year, except such Default, if any, as may be disclosed in such statement,

               (iii) a certificate of an Authorized Officer of the Borrower that no Default has occurred and is continuing, or specifying any such Default and the actions, if any, being taken by the Borrower with respect thereto, and

               (iv) a notice that the Borrower is in compliance with the requirements as stated under Section 7.2.12 Funded Debt Ratio, setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 7.2.12; and
                          --------------

          (b) promptly when available and in any event within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year

               (i) a balance sheet at the close of such Fiscal Quarter and statements of operations, of total owners' equity and of changes in cash flows for the period commencing at the close of the previous Fiscal Year and ending with the close of such Fiscal Quarter, of the Borrower and the Consolidated Subsidiaries;

               (ii) a notice that the Borrower is in compliance with the requirements as stated under Section 7.2.12 Funded Debt Ratio, setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 7.2.12; and
                          --------------

               (iii) a certificate of an Authorized Officer of the Borrower that no Default has occurred and is continuing, or specifying any such Default and the actions, if any, being taken by the Borrower with respect thereto,

          (c) promptly upon the incorporation or acquisition thereof, information regarding the creation or acquisition of any new Significant Subsidiary;

          (d) promptly after the sending or filing thereof, copies of all quarterly and annual reports and proxy solicitations that the Borrower sends to any of its securityholders, and copies of all reports on Form 8-K that the Borrower files with the Securities and Exchange Commission (other than reports on Form 8-K filed solely for the purpose of incorporating exhibits into a registration statement previously filed with the Securities and Exchange Commission);

          (e) such other information with respect to the financial condition, business, property, assets, revenues, and operations of the Borrower and the Subsidiaries as the Bank may from time to time reasonably request.

          Reports required to be delivered pursuant to clauses (a)(i), (b)(i) and (d) above shall be deemed to have been delivered on the date on which such report is posted on the SEC's website at www.sec.gov, and such posting
                                                   -----------
     shall be deemed to satisfy the reporting requirements of clauses (a)(i),
     (b)(i) and (d) above; provided that in every instance the Borrower shall
                           --------
     provide paper copies of the certificate required by clauses (a)(iii),
     (a)(iv) and (b)(iii) above to the Agent and each of the Banks until such time as the Agent shall provide the Borrower written notice otherwise.

     SECTION 7.1.2 Maintenance of Corporate Existences. Except as permitted by
                   -----------------------------------
Section 7.2.3, the Borrower will cause to be done at all times all things
-------------
necessary to maintain and preserve the corporate existences of the Borrower and each Significant Subsidiary, and to comply in all material respects with all applicable laws, rules, regulations and orders. Except as permitted by Section
                                                                       -------
7.2.3, the Borrower will continue to own and hold directly or indirectly, free
-----
and clear of all Liens (except as permitted by Section 7.2.2), all of the
                                               -------------
outstanding ownership interest of each Subsidiary now owned or hereafter acquired.

     SECTION 7.1.3 Foreign Qualification. The Borrower will, and will cause each
                   ---------------------
Subsidiary to, cause to be done at all times all things necessary to be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify would reasonably be expected to have a Materially Adverse Effect, and to comply in all material respects with all applicable laws, rules, regulations and orders.

     SECTION 7.1.4 Payment of Taxes. The Borrower will, and will cause each
                   ----------------
Subsidiary to, pay and discharge, prior to becoming delinquent, all federal, state and local taxes, assessments and other governmental charges or levies against or on any of its property, as well as claims of any kind which, if unpaid, might become a Lien in a material amount upon any of its properties; provided, however, that the foregoing shall not require the Borrower or any
--------  -------
Subsidiary to pay or discharge any such tax, assessment, charge, levy or other Lien so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves in accordance with GAAP with respect thereto.

     SECTION 7.1.5 Insurance. The Borrower will, and will cause each Subsidiary
                   ---------
to, maintain or cause to be maintained through self-insurance and with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as has been historically maintained by the Borrower and the Subsidiaries, or which is consistent with sound business practice in the reasonable opinion of the Borrower, and will, upon request of any Bank through the Agent, furnish to the Agent at reasonable intervals a certificate of an Authorized Officer setting forth the nature and extent of all insurance maintained by the Borrower and the Subsidiaries in accordance with this Section.

     SECTION 7.1.6 Notice of Default, Litigation. The Borrower will give prompt
                   -----------------------------
notice (with a description in reasonable detail) to the Agent (in sufficient copies for each Bank) of:

          (a) the occurrence of any Default or any Event of Default;

          (b) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Borrower to the Agent which has been instituted or, to the knowledge of the Borrower, is threatened against the Borrower or any Subsidiary or to which any of their respective properties is subject which would reasonably be expected to result in a liability to the Borrower or any Subsidiary not covered by the Borrower's or such Subsidiary's insurers, as applicable, in excess of $10,000,000;

          (c) any material development which shall occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Borrower to the Agent;

          (d) the occurrence of any event which would reasonably be expected to have a Materially Adverse Effect;

          (e) the occurrence of (i) a Reportable Event with respect to any Pension Plan; (ii) the institution of steps by the Borrower or any Subsidiary or any member of the Controlled Group of any of them to terminate, any Pension Plan where the unfunded liability is in excess of $10,000,000; or (iii) a partial or complete withdrawal (as described in ERISA section 4203 or 4205) by the Borrower or any Subsidiary or any member of the Controlled Group of any of them from a Multiemployer Plan where the unfunded liability is in excess of $10,000,000; and

          (f) the occurrence of (i) the institution of any steps by the PBGC to terminate any Pension Plan; (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA; (iii) the adoption of an amendment or the application for a funding waiver that could result in a requirement that the Borrower or any Subsidiary furnish a bond or other security to the PBGC or to a Pension Plan pursuant to sections 306 or 307 of ERISA; (iv) the assertion of any claim with respect to any Pension Plan which could, if determined adversely, result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty; or (v) any material increase in the contingent liability of the Borrower or any Subsidiary with respect to post-retirement benefits under any Welfare Plan, as determined under Financial Accounting Standards Board No. 106.

     SECTION 7.1.7 Performance of Loan Documents. The Borrower will, and will
                   -----------------------------
cause each Loan Party to, perform promptly and faithfully all of its obligations under each Loan Document executed by it.

     SECTION 7.1.8 Books and Records. The Borrower will, and will cause each
                   -----------------
Subsidiary to, keep books and records reflecting all of its business affairs and transactions in accordance with GAAP and permit the Bank or any of its representatives, at reasonable times and intervals and as arranged through the Treasurer or chief legal officer of the Borrower, to visit all of its offices, discuss its financial matters with its officers and independent accountants, examine and photocopy extracts from (a) any of its financial books and records and (b) any of its other corporate records other than such corporate records that are reasonably determined by the Borrower to be proprietary.

     SECTION 7.1.9 Significant Subsidiary Guaranty. The Borrower agrees to
                   -------------------------------
promptly notify the Agent each time a Subsidiary becomes a Significant Subsidiary and to cause such Significant Subsidiary to deliver to the Agent a duly executed Significant Subsidiary Guaranty along with an opinion of counsel and a certificate of the type required by Section 5.1.1(b) both in form and
                                          ----------------
substance acceptable to the Agent.

     SECTION 7.1.10 Environmental Covenant. The Borrower will, and will cause
                    ----------------------
each Significant Subsidiary to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) immediately notify the Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, in each case which involve or could reasonably be expected to involve obligations of the Borrower or any Significant Subsidiary, as the case may be, in excess of $10,000,000; and

          (c) provide such information and certifications which any Bank through the Agent may reasonably request from time to time to evidence compliance with this Section 7.1.10.

     SECTION 7.2 Certain Negative Covenants. The Borrower agrees that, until the
                 --------------------------
Commitments shall have terminated and all of the Liabilities have been paid and performed in full:

     SECTION 7.2.1 Indebtedness for Borrowed Money. The Borrower will not permit
                   -------------------------------
any Subsidiary to incur or permit to exist any Indebtedness for Borrowed Money, except (i) Indebtedness for Borrowed Money of any Significant Subsidiary to the Borrower or any Subsidiary which is subordinated to such Significant Subsidiary's obligations under the Significant Subsidiary Guaranty pursuant to a Subordination Agreement; (ii) Indebtedness for Borrowed Money of any Subsidiary (other than a Significant Subsidiary) to any other Subsidiary or to the Borrower
(iii) Indebtedness for Borrowed Money outstanding on the date hereof and listed in Item 7.2.1(iii) of the Disclosure Schedule and refinancings thereof; provided
   ---------------                                                      --------
that such Indebtedness for Borrowed Money is not increased as the result of such refinancing; (iv) additional unsecured Indebtedness for Borrowed Money of all Subsidiaries (other than Significant Subsidiaries) not to exceed $25,000,000 in the aggregate at any one time outstanding; and (v) additional unsecured Indebtedness for Borrowed Money of any Subsidiary acquired with such indebtedness existing at the time of acquisition/merger of such Subsidiary.

     SECTION 7.2.2 Liens. The Borrower will not, and will not permit any
                   -----
Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except:

          (a) Liens in favor of the Agent for the benefit of the Banks;

          (b) Liens which were granted prior to the date hereof in (and only in) assets identified in Item 7.2.1(iii) ("Ongoing Indebtedness") and Item
                          ---------------                              ----
     7.2.2(b) ("Liens") of the Disclosure Schedule;
     --------

          (c) Liens in (and only in) stock or assets permitted to be acquired under the terms of this Agreement granted to secure Indebtedness incurred at the time of such acquisition (or within one year thereof) to finance the acquisition of such stock or assets; provided, that the amount of
                                          --------
     Indebtedness secured thereby is not increased;

          (d) statutory and common law banker's Liens and rights of setoff on bank deposits;

          (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred or existing in the ordinary course of business, consistent with past practice and not to secure Indebtedness for Borrowed Money, such as in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance;

          (i) Liens existing on any assets at the date of acquisition of such assets permitted to be acquired under the terms of this Agreement acquired after the date of this Agreement;

          (j) Liens granted to secure Indebtedness incurred to refinance any Indebtedness secured by Liens permitted by clauses (b), (c) and (i) of this
     Section 7.2.2; provided, that such Indebtedness is not increased as the
     -------------  --------
     result of such refinancing and that such Liens attach only to the same assets subject to Lien prior to the refinancing.

     SECTION 7.2.3 Consolidation, Merger. The Borrower will not, and will not
                   ---------------------
permit any Subsidiary to, consolidate with or merge into or with any other corporation, or sell, transfer, lease or sell and lease back or otherwise dispose of all or substantially all of its assets to any Person, without prior written consent of the Bank, except for (i) the voluntary liquidation or dissolution of any wholly-owned Subsidiary into another Subsidiary or into the Borrower, the merger of any Person with a Subsidiary, provided that after giving
                                                      --------
effect to such merger, such Subsidiary remains a "Subsidiary" as defined herein, or the merger of any Subsidiary into another Subsidiary or into the Borrower provided that in the case of any such merger into the Borrower, the Borrower is
--------
the surviving corporation and (ii) the sale, transfer, lease or sale and lease back or other disposition of all or substantially all of the assets of one or more Subsidiaries not to exceed in any calendar year an aggregate total of 10% of the consolidated assets of the Borrower and the Consolidated Subsidiaries.

     SECTION 7.2.4 Transactions with Affiliates. The Borrower will not, and will
                   ----------------------------
not permit any Significant Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates (except for Significant Subsidiaries) which would not be entered into by a prudent Person in the position of the Borrower or such Subsidiary, or which is on terms which are not on an arms-length basis.

     SECTION 7.2.5 Sale or Discount of Receivables. The Borrower will not, and
                   -------------------------------
will not permit any Subsidiary to, directly or indirectly, sell with recourse any of its notes or accounts receivable in excess of $200,000,000 in the aggregate at any one time, other than those arising from the export outside of the United States of goods or services.

     SECTION 7.2.6 Dividends. The Borrower shall not pay any dividends to its
                   ---------
respective shareholders upon the occurrence, or during the continuance of, any Default. No dividend shall be paid by Borrower other than in accordance with all applicable provisions of law including, without limitation, the Delaware General Corporation Law, as amended.

     SECTION 7.2.7 Inconsistent Agreements. The Borrower will not, and will not
                   -----------------------
permit any Subsidiary to, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Borrower made hereunder or by the performance by the Borrower or any other Loan Party of their respective obligations hereunder or under any Loan Document.

     SECTION 7.2.8 Loans, Advances and Investments. The Borrower will not, and
                   -------------------------------
will not permit any Subsidiary to, make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except:

          (i) advances or extensions of credit on terms customary in the industry involved in the form of accounts or other receivables incurred, and investments, loans and advances made in settlement of such accounts receivable, all in the ordinary course of business;

          (ii) Permitted Investments;

          (iii) investments, loans or advances to or in the Borrower or in any Subsidiary;

          (iv) loans or advances to employees of the Borrower or any Subsidiary in the ordinary course of their respective businesses, consistent with past practices, not to exceed $1,000,000 in aggregate amount at any time outstanding;

          (v) investments customarily used in the management of employee benefit trust funds; and

          (vi) other investments, loans or advances not exceeding $100,000,000 in the aggregate at any time outstanding.

     SECTION 7.2.9 Guaranties. Except as described in Item 7.2.9 ("Guaranties")
                   ----------                              -----
of the Disclosure Schedule, neither the Borrower nor any Subsidiary will enter into any Guaranty prior to the Commitment Termination Date, except for

          (a) Guaranties relating to operating and capital leases on which the Borrower or such Subsidiary is lessee;

          (b) any Significant Subsidiary Guaranty;

          (c) Guaranties (other than Guaranties described in clause (b) of this
                                                             ----------
     Section 7.2.9 and Guaranties described in Item 7.2.9 of the Disclosure
     -------------                             ----------
     Schedule) not to exceed $50,000,000 in aggregate amount at any time outstanding of Indebtedness for Borrowed Money;

          (d) contingent obligations arising or existing as the result of the sale or other disposition of assets;

          (e) Guaranties by the Borrower of any Indebtedness for Borrowed Money of any Subsidiary permitted under Section 7.2.1;
                                       -------------

          (f) Guaranties by the Borrower not to exceed $75,000,000 in aggregate amount at any time outstanding of any obligations of any Person other than any Subsidiary or any of its Affiliates; and

          (g) Guarantees by the Borrower or any Subsidiary of any obligation of the Borrower, any Subsidiary or other Guarantor incurred or existing in the ordinary course of business, consistent with past practice and not to secure indebtedness for Borrowed Money other than Commercial Paper Indebtedness, such as in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts entered into in the ordinary course of business or to secure obligations on surety or appeal bonds.

          (h) Guarantees relating to Commercial Paper Indebtedness.

     SECTION 7.2.10 Securities. The Borrower will not, and will not permit any
                    ----------
Subsidiary to, make any distributions, redemptions, prepayments, defeasances or repurchases of its securities upon the occurrence or during the continuance of any Default. The Borrower will not permit any Significant Subsidiary to issue any capital stock to any Person other than any other Significant Subsidiary or the Borrower.

     SECTION 7.2.11 Business Activities. The Borrower will not, and will not
                    -------------------
permit any Significant Subsidiary to:

          (a) operate its business other than in the ordinary and usual course; and

          (b) engage in any type of business except the businesses of the type or substantially related to the type so operated by the Borrower or such Significant Subsidiary on the Effective Date.

     SECTION 7.2.12 Funded Debt Ratio. The Borrower shall maintain a ratio of
                    -----------------
the Borrower's total Indebtedness for Borrowed Money as at the last day of each calendar quarter to total earnings for the last four consecutive complete calendar quarters (before interest, taxes, depreciation and amortization and excluding any extraordinary gains or losses) of not more than 2.5:1.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1 Events of Default. The term "Event of Default" shall mean each
                 -----------------            ----------------
of the following events:

     SECTION 8.1.1 Non-Payment of Liabilities. The Borrower shall default in the
                   --------------------------
payment or prepayment when due, whether at stated maturity, by acceleration, or otherwise, of any principal of any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of three days) in the payment when due, whether at stated maturity, by acceleration, or otherwise, of interest on any Loan, of any fee or of any other Liability.

     SECTION 8.1.2 Non-Performance of Certain Covenants. The Borrower shall
                   ------------------------------------
default in the due performance and observance of any of its obligations under
Section 7.1 of this Agreement and such default shall continue unremedied for 10
-----------
days after notice thereof shall have been given to the Borrower by the Agent or any Bank or the Borrower shall default in the due performance and observance (unless such default is capable of remedy and is remedied to the satisfaction of the Required Banks within 10 days of such default) of any of its obligations under Section 7.2 of this Agreement.

     SECTION 8.1.3 Certain Defaults on Other Indebtedness for Borrowed Money.
                   ---------------------------------------------------------
Any default shall occur under the terms applicable to any Indebtedness for Borrowed Money outstanding in a principal amount exceeding individually or in the aggregate $25,000,000 of the Borrower or any Significant Subsidiary representing any borrowing or financing or arising under any other lease or material agreement, and such default shall:

          (a) consist of the failure to pay Indebtedness for Borrowed Money at the maturity thereof; or

          (b) continue without being cured or waived (so long as such cure or waiver did not involve any payment of principal of such Indebtedness for Borrowed Money) for a period of time sufficient to permit acceleration of Indebtedness for Borrowed Money.

     SECTION 8.1.4 Bankruptcy, Insolvency. The Borrower or any Significant
                   ----------------------
Subsidiary shall become insolvent or generally fail to pay, or admit in writing its inability to pay, debts as they become due; or the Borrower or any Significant Subsidiary shall apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or such Significant Subsidiary or any property of any thereof, or make a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver, sequestrator or other custodian shall be appointed for the Borrower or any Significant Subsidiary or for a substantial part of the property of any thereof and not be discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, shall be commenced in respect of the Borrower or any Significant Subsidiary, and, if such case or proceeding is not commenced by the Borrower or such Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or the Borrower or any Significant Subsidiary shall take any corporate action to authorize, or in furtherance of, any of the foregoing.

     SECTION 8.1.5 Control of the Borrower. Any Change in Control shall occur on
                   -----------------------
or after the Effective Date.

     SECTION 8.1.6 Non-Performance of Other Obligations. Any Loan Party shall
                   ------------------------------------
default in the due performance and observance of any other agreement, applicable to it, contained in this Agreement or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Bank.

     SECTION 8.1.7 Breach of Representation or Warranty. Any representation or
                   ------------------------------------
warranty of any Loan Party in any Loan Document or in any writing furnished after the date of this Agreement by or on behalf of any Loan Party for the purposes of or in connection with this Agreement is or shall be incorrect in any material respect when made or deemed made.

     SECTION 8.1.8 Pension Plans. Any of the following events shall occur with
                   -------------
respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any Subsidiary, any member of the Controlled Group of any of them or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation, in excess of $25,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 8.1.9 Judgments. A final judgment to the extent not covered by
                   ---------
insurance that, with other such outstanding final judgments against the Borrower and the Subsidiaries exceeds an aggregate of $10,000,000 shall be rendered against the Borrower or any Subsidiary and if, within 60 days after entry thereof, such judgment shall not have been discharged or otherwise satisfied or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged or otherwise satisfied.

     SECTION 8.1.10 Significant Subsidiary Guaranty and Subordination Agreement.
                    -----------------------------------------------------------
The Significant Subsidiary Guaranty or any Subordination Agreement shall cease to be in full force and effect or any Loan Party or any Person by, through or on behalf of any Loan Party shall contest in any manner in writing the validity, binding nature or enforceability of either the Significant Subsidiary Guaranty or any Subordination Agreement.

     SECTION 8.1.11 Multiemployer Plans. The Borrower, any Subsidiary or any
                    -------------------
member of the Controlled Group of any of them shall incur, or shall be reasonably likely to incur liability in excess of $10,000,000 in the aggregate as a result of one or more of the following: (i) the partial or complete withdrawal of the Borrower, any Subsidiary or any member of the Controlled Group of any of them from a Multiemployer Plan; or (ii) the reorganization or termination of a Multiemployer Plan.

     SECTION 8.2 Action if Bankruptcy. If any Event of Default described in
                 --------------------
Section 8.1.4 shall occur with respect to the Borrower, the Commitment shall
-------------
automatically terminate, and the outstanding principal amount of all outstanding Loans and all other Liabilities shall be and become immediately due and payable, without notice or demand.

     SECTION 8.3 Action if Other Event of Default. If any Event of Default
                 --------------------------------
(other than an Event of Default described in Section 8.1.4 with respect to the
                                             -------------
Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent shall at the request, or may with the consent of the Required Banks, without notice or demand, terminate the Commitments and declare the outstanding principal amount of the Loans to be due and payable and all other Liabilities to be due and payable, whereupon the full unpaid amount of such Loans and all other Liabilities shall be and become immediately due and payable, without further demand presentment, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

                                   ARTICLE IX

                                    THE AGENT

     SECTION 9.1. Authorization and Action. Each Bank hereby appoints and
                  ------------------------
authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks or, if required by Section 10.1, all Banks, and such
                                      ------------
instructions shall be binding upon all Banks and all holders of Notes; provided,
                                                                       --------
however, that the Agent shall not be required to take any action that exposes
-------
the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank (x) prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement and
(y) copies of each certificate delivered by the Borrower in accordance with
Section 7.1.1.
-------------

     SECTION 9.2. Agent's Reliance, Etc. Neither the Agent nor any of its
                  ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the Bank that made any Loan as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assumption Agreement entered into by an Assuming Bank as provided in Section 2.5 or an Assignment and Acceptance entered into by such Bank, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.11; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 9.3. Citibank and Affiliates. With respect to its Commitment, the
                  -----------------------
Loans made by it and the Note issued to it, Citibank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Agent and without any duty to account therefor to the Banks.

     SECTION 9.4. Bank Credit Decision. Each Bank acknowledges that it has,
                  --------------------
independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 6.4 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 9.5. Indemnification. The Banks agree to indemnify the Agent (to
                  ---------------
the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Loans then owed to each of them (or if no Loans are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement (collectively, the "Indemnified Costs"), provided that no Bank shall be liable
                    -----------------    --------
for any portion of the Indemnified Costs resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 9.5 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Bank or a third party.

     SECTION 9.6. Successor Agent. The Agent may resign at any time by giving
                  ---------------
written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent with the consent, so long as no Default has occurred and is continuing, of the Borrower, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     SECTION 9.7. Other Agents. Each Bank hereby acknowledges that neither the
                  ------------
documentation agent nor any other Bank designated as any "Agent" on the signature pages hereof has any liability hereunder other than in its capacity as a Bank.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.1 Waivers, Amendments. The provisions of this Agreement and of
                  -------------------
each Loan Document may from time to time be amended, modified, or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Banks; provided, however, that no amendment, waiver or
                                 --------  -------
consent shall, unless in writing and signed by all the Banks, do any of the following:

(a) waive any of the conditions specified in Section 5.1, (b) increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Banks, that shall be required for the Banks or any of them to take any action hereunder, (f) release any Significant Subsidiary from its obligations under the Significant Subsidiary Guaranty, (g) release any Person from its obligations under the Subordination Agreement or (h) amend this Section 10.1; and provided further that no amendment, waiver or
                             -------- -------
consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

     No failure or delay on the part of the Banks or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Banks, or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2 Notices All notices and other communications provided for
                  -------
hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at CONSOL Plaza, 1800 Washington Road, Pittsburgh, Pennsylvania 15241-1421, Attention: Treasury (Fax No. 412 831-4151); if to any Initial Bank, at its Domestic Lending Office specified opposite its name on
Schedule I hereto; if to any other Bank, at its Domestic Lending Office specified in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Bank; and if to the Agent, at its address at Two Penns Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II, III, IV, V or IX shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 10.3 Costs and Expenses. The Borrower agrees to pay on demand all
                  ------------------
costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower agrees to reimburse the Agent and each Bank upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses and the allocated costs of in-house counsel and legal staff) incurred by the Agent or such Bank in enforcing the obligations of the Borrower or any Significant Subsidiary under this Agreement or any other Loan Document.

     SECTION 10.4 Indemnification. In consideration of the execution and
                  ---------------
delivery of this Agreement by the Agent and each Bank and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Bank and each of their respective officers, directors, employees, and agents (the "Bank Parties") free and harmless from and against any and all
             ------------
actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether such Bank Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Bank Parties or any of them as a
 -----------------------
result of, or arising out of, or relating to the entering into and performance of this Agreement and any other Loan Document by any of the Bank Parties or the actual or proposed use of the proceeds of the Loans; except for any such Indemnified Liabilities arising for the account of a particular Bank Party by reason of the relevant Bank Party's breach of this Agreement or of any Loan Document or gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower also agrees not to assert any claim for special, indirect, consequential or punitive damages against the Agent, any Bank, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

     SECTION 10.5 Survival. The obligations of the Borrower under Sections 4.4,
                  --------                                        ------------
4.5, 10.3, and 10.4 shall in each case survive any termination of this
---  ----      ----
Agreement. The representations and warranties made by each Loan Party in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6 Severability. Any provision of this Agreement or any other
                  ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7 Headings. The various headings of this Agreement and of each
                  --------
other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Loan Document or any provisions hereof or thereof.

     SECTION 10.8 Counterparts, Effectiveness. This Agreement may be executed by
                  ---------------------------
the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Agent and each Bank and be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 10.9 Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTE, AND
                  -------------------------------
EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Banks; and

          (b) the rights of sale, assignment, participation and transfer by the Banks are subject to Section 10.11.
                          -------------

     SECTION 10.11 Sale and Transfers of Loans and Notes; Participations in
                   --------------------------------------------------------
Loans and Notes.
---------------

          (a) Each Bank may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of
                ------------
     its Commitment and Loans or any other rights or interest of such Bank hereunder (its "Credit Exposure"). In the event of any such sale by a Bank
                     ---------------
     of participating interests to a Participant, such Bank shall notify the Borrower of the identity of such Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Except in the case of the sale of a participation to an Affiliate of a Bank, any participation permitted hereunder shall be in a minimum amount of at least $5,000,000, and the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in or otherwise encumber its portion of the Commitment or Loans. Each Bank agrees that any agreement between such Bank and any such Participant in respect of such participating interest shall not restrict such Bank's right to agree to any amendment, supplement or modification to the Agreement or any of the Loan Documents except to extend the final maturity of any Note, reduce the rate or extend the time of payment of interest thereon or any fees owed to such Bank under this Agreement or any of the Loan Documents, reduce the principal amount of any Note or release any Guaranty. The Borrower hereby acknowledges and agrees that any such disposition described in this Section will give rise to a direct obligation of the Borrower to the Participant, and such Participant shall, for purposes of Sections 3.7, 3.8, 3.9, 4.4 and 4.5, be
                                        ------------  ---  ---  ---     ---
     considered a Bank and may rely on, and possess all rights under, any opinions, certificates, or other Instruments delivered under or in connection with this Agreement or any other Loan Document; provided,
                                                                --------
     however, that, the Borrower shall only be required to deliver information
     -------
     and data required pursuant to this Agreement to the Bank selling or granting a participation in (in whole or in part) its Credit Exposure; and provided, further, that no Participant shall be entitled to payment of any
     --------  -------
     amount under Section 3.9 in excess of that which would have been at the
                  -----------
     date of such participation required to be paid to the selling Bank had no participation occurred. Concurrently with the sale of any participation, the Participant shall execute and deliver to the Borrower and the selling Bank an instrument in writing specifying its Domestic Lending Office and its LIBOR Lending Office and containing an Exemption Representation, and, if such Participant is a Non-United States Person, an Exemption Agreement.

          (b) Each Bank (in such capacity the "Assigning Bank") may at any time
                                               --------------
     assign to one or more banks or other entities (each a "Purchasing Bank")
                                                            ---------------
     all or any part of its Credit Exposure, provided, that (i) each such
                                             --------
     assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement and the Notes, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Bank or an assignment of all of a Bank's rights and obligations under this Agreement, the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) any Purchasing Bank (other than an Affiliate of the Assigning Bank) must be acceptable to the Borrower and the Agent, whose consent shall not be unreasonably withheld, and the Agent's and the Borrower's decisions respecting the same shall be made promptly, provided that the Borrower's consent shall not be required if an
               --------
     Event of Default has occurred and is continuing; (iv) each such assignment made as a result of a demand by the Borrower shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Bank under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Bank under this Agreement, (v) no Bank shall be obligated to make any such assignment as a result of a demand by the Borrower unless and until such Bank shall have received one or more payments from either the Borrower or one or more Purchasing Banks in an aggregate amount at least equal to the aggregate outstanding principal amount of the Loans owing to such Bank, together with accrued interest thereon to the date of payment of such principal and all other amounts payable to such Bank under this Agreement and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Notes subject to such assignment and, except in the case of an assignment to an Affiliate of such Lender, a processing and recordation fee of $3,500 (which shall be paid by Persons other than the Borrower unless such assignment is made as a result of a demand by the Borrower). In the event of any assignment, the Assigning Bank shall give notice to the Borrower and the Agent and shall deliver to the Agent, for its acceptance and recording in its records, an Assignment and Acceptance, which shall include an Exemption Representation and, if such Purchasing Bank is a Non-United States Person, its Exemption Agreement. The Borrower and each Bank agrees that to the extent of any assignment, the Purchasing Bank shall be deemed to have the same rights and benefits with respect to the Borrower under this Agreement and any Notes as it would have had if it were a Bank hereunder; provided that
                                      --------
     the Borrower and the Agent shall be entitled to continue to deal solely and directly with the Assigning Bank in connection with the interests so assigned to the Purchasing Bank until the Assignment and Acceptance shall have been delivered to the Agent collectively by the Assigning Bank and the Purchasing Bank. Upon the assignment of Credit Exposure provided for hereby, the Assigning Bank shall be relieved of its obligations hereunder to the extent of such assignment. In the event of any assignment, the Borrower shall, at its sole cost and expense, prepare and deliver to the Assigning Bank and to the Purchasing Bank new Notes reflecting the effect of such assignment.

          By executing and delivering an Assignment and Acceptance, the Assigning Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such Purchasing Bank confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 6.4 or the most recent financial statements required to be delivered pursuant to Section
     7.1.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Purchasing Bank will, independently and without reliance upon the Agent, such Assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Purchasing Bank appoints and authorizes the Agent to take such action as agent on behalf of such assignee and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) such Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank.

          (c) The Borrower authorizes each Bank to disclose to any Participant or Purchasing Bank (each, a "Transferee") and any prospective Transferee
                                  ----------
     any and all financial information in the Bank's possession concerning the Borrower and any Subsidiary which has been delivered to such Bank by the Borrower or any Subsidiary pursuant to this Agreement or any other Loan Document or which has been delivered to such Bank by the Borrower or any Subsidiary in connection with such Bank's credit evaluation of the Borrower or any Subsidiary prior to entering into this Agreement; provided, that
                                                              --------
     such Transferee or prospective Transferee shall first have executed and delivered to the Borrower a Confidentiality Agreement.

          (d) The Agent shall maintain at its address referred to in Section
     10.2 a copy of each Assumption Agreement and each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register").
                                                                     --------
     The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (e) Each Bank shall have the right to collaterally assign its rights hereunder or under any other Loan Document to any Federal Reserve Bank in accordance with applicable law.

          (f) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may grant to a special purpose funding vehicle (a
              -------------
     "SPC"), identified as such in writing from time to time by the Granting
      ---
     Bank to the Agent and the Borrower, the option to provide to the

     Borrower all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (A) nothing herein shall constitute a commitment by any SPC
     --------
     to make any Loan and (B) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of an Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this
     Section 10.11, any SPC may (x) with notice to, but without the prior written consent of, the Borrower and the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by the Borrower and Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC.

     SECTION 10.12 Other Transactions. Nothing contained herein shall preclude
                   ------------------
the Bank from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13 Waiver of Jury Trial. THE BANKS, THE AGENT, AND THE BORROWER
                   --------------------
HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BANK, OR THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS AND THE AGENT ENTERING INTO THIS AGREEMENT.

     SECTION 10.14 Consent to Jurisdiction and Service of Process. Any judicial
                   ----------------------------------------------
proceedings brought against the Borrower with respect to this Agreement or any Note may be brought in any state or federal court of competent jurisdiction in the State of New York and by the execution and delivery of this Agreement the Borrower accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of New York. A copy of any such process so served shall be mailed by registered mail to the Borrower at its address set forth below its signature hereto or at such other address as may be designated by the Borrower in a notice to the Bank. Nothing herein shall limit the right of any Bank to bring proceedings against the Borrower in the courts of any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CONSOL ENERGY INC.


                                    By
                                      ------------------------------------------
                                    Title:


                                    CITIBANK, N.A., as Administrative Agent


                                    By
                                      ------------------------------------------
                                    Title:

                                           Lenders
                                           -------
Commitment
----------

$74,000,000                         CITIBANK, N.A.


                                    By
                                      ------------------------------------------
                                    Title:


$67,000,000                         THE BANK OF NOVA SCOTIA


                                    By
                                      ------------------------------------------
                                    Title:


$67,000,000                         DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES


                                    By
                                      ------------------------------------------
                                    Title:


                                    By
                                      ------------------------------------------
                                    Title:


$67,000,000                         MELLON BANK, N.A.


                                    By
                                      ------------------------------------------
                                    Title:

$50,000,000                         AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                    LIMITED


                                    By
                                      ------------------------------------------
                                    Title:


$50,000,000                         PNC BANK, N.A.


                                    By
                                      ------------------------------------------
                                    Title:


$25,000,000                         NATIONAL CITY BANK


                                    By
                                      ------------------------------------------
                                    Title:

                                                                       EXHIBIT A

                                      NOTE

$                                                                         , 2001
 ------------                                                   ----------

          FOR VALUE RECEIVED, the undersigned, CONSOL ENERGY INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of               ,
                  --------                                    --------------
(the "Bank") on the Commitment Termination Date the principal sum of
      ----
             ($        ) or, if less, the outstanding principal amount of all
------------   --------
Loans made by the Bank to the Borrower outstanding from time to time pursuant to that certain Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001 (together with all amendments, if any, hereafter from time to time made thereto, the "Loan Agreement"; the terms defined in the Loan Agreement
                        --------------
are used herein as therein defined), among the Borrower, the Bank and certain other lenders parties thereto and Citibank, N.A., as Agent for the Bank and such other Lenders, as such Loans are entered by the holder hereof in its records or in the appropriate column of the grid (the "Grid") attached to this Note. All
                                            ----
payments on account of the principal hereof shall also be endorsed by the holder hereof on the Grid or otherwise entered on the records of the Bank. Failure to record any such amounts on the Grid shall not limit or otherwise affect the obligations of the Borrower to make payments of principal or interest on this Note when due.

          The unpaid principal amount of this Note from time to time outstanding shall bear interest as provided in Section 3.4 and Section 3.5 of the Loan
                                   -----------     -----------
Agreement.

          All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America to Citibank, N.A., as Agent, at its offices at 399 Park Avenue, New York, New York 10043 in immediately available funds.

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments of principal of this Note and on which the indebtedness evidenced hereby may be declared to be immediately due and payable.

                                                  CONSOL ENERGY INC.


                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                      GRID

Loans made by the Bank to CONSOL Energy Inc. described in that certain Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001, and payments of principal of such Loans.

---------------------------------------------------------------------------------------------------------------------------
                                                                    Portion of Principal
                                                                     Balance Maintained
---------------------------------------------------------------------------------------------------------------------------
                         Amount of   Outstanding                                           Applicable Fixed
                         Principal    Principal                                              Rate Interest    Notation Made
Date    Amount of Loan    Payment      Balance     Base Rate Loan      LIBO Rate Loan           Period             By
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                                  LOAN REQUEST

Citibank, N.A., as Agent for
the Banks parties to the Loan
Agreement referred to below
Two Penns Way
New Castle, DE  19720

Attention:  Bank Loan Syndications Department

     RE: Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001 (together with all amendments, if any, thereafter from time to time made thereto, the "Loan Agreement"), among CONSOL
                                               --------------
          Energy Inc., a Delaware corporation (the "Borrower"), the Banks party
                                                    --------
          thereto and Citibank, N.A., as agent

Gentlemen:

          The Borrower hereby irrevocably requests, pursuant to Section     of
                                                                        ---
the Loan Agreement, that Advances be made to the Borrower in the aggregate
principal amount of $          on           , 200 . The Borrower hereby also
                     ---------    ----------     -
requests that such Borrowing be made as [   ] a LIBO Rate Loan in the amount of
                                         ---
$          having an Interest Period of [   ] one week or [   ] months or [   ]
 ---------                               ---               ---             ---
a Base Rate Loan in the amount of $         .
                                   ---------

          The Borrower hereby certifies and warrants that:

          (a) the representations and warranties set forth in Article VI of the
                                                              ----------
     Loan Agreement were true and correct as of the date made,

          (b) on the date of the Borrowing requested hereby and after giving effect to the incurrence thereof,

               (i) the representations and warranties set forth in Article VI of
                                                                   ----------
          the Loan Agreement will be true and correct in all material respects as if then made,

               (ii) no Default will have occurred and be continuing,

               (iii) since the Effective Date, there will have been no occurrence which, individually or in the aggregate, would reasonably be expected to have a Materially Adverse Effect, and

               (iv) no litigation, arbitration or governmental investigation or proceeding will be pending or, to the knowledge of the Borrower, threatened against the Borrower, any Guarantor or any Subsidiary or will affect the business, operations or prospects of any thereof which was not disclosed by the Borrower to the Banks pursuant to Section 6.6 of the Loan Agreement
                                            -----------
          and no development not so disclosed will have occurred in any litigation, arbitration or governmental investigation or proceeding so disclosed, which, in either event, would reasonably be expected to have a Materially Adverse Effect.

          The Borrower agrees that if prior to the time of the making of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the making of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such Borrowing as if then made.

          IN WITNESS WHEREOF, the Borrower has caused this Certificate to be
executed and delivered by its duly Authorized Officer this     day of
                                                           ---
               , 200 .
---------------     -

                                                  CONSOL ENERGY INC.


                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT C

                                      LOAN
                         CONTINUATION/CONVERSION NOTICE

Citibank, N.A., as Agent for
the Banks parties to the Loan
Agreement referred to below
Two Penns Way
New Castle, DE  19720

Attention:  Bank Loan Syndications Department

     RE: Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001 (together with all amendments, if any, thereafter from time to time made thereto, the "Loan Agreement"), among CONSOL
                                               --------------
          Energy Inc., a Delaware corporation (the "Borrower"), the Banks party
                                                    --------
          thereto and Citibank, N.A., as agent

Gentlemen/Ladies:

          The Borrower hereby requests that on          , 200  , a Borrowing in
                                               ---------     --
an outstanding principal amount of $          ,
                                    ----------

          (1)  which is presently being maintained as

               [ ] a Base Rate Borrowing or
               [ ] a LIBO Rate Borrowing

          (2)  be

               [ ] converted into, or
               [ ] continued as

               [ ] a LIBO Rate Borrowing having an Interest Period of

               [ ] 1 week in the amount of $            ,
                                            ------------

               [ ] 1 month in the amount of $             ,
                                             -------------

               [ ] 2 months in the amount of $             ,
                                              -------------

               [ ] 3 months in the amount of $             , or
                                              -------------

               [ ] a Base Rate Borrowing.

          In the event that the Borrowing is to be converted into, or continued as, a Fixed Rate Borrowing, the Borrower hereby:

          (a) certifies and warrants that no Default has occurred and is continuing;

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent; and

          (c) certifies that no prepayment of Loans is required (after giving effect to such continuation or conversion) pursuant to Section 3.3 of the Loan Agreement.

          Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

          IN WITNESS WHEREOF, the Borrower has caused this Certificate to be
executed and delivered by its Authorized Officer this     day of             ,
                                                      ---        ------------
200 .
   -

                                                  CONSOL ENERGY INC.


                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT D

                            CONFIDENTIALITY AGREEMENT

                               CONSOL ENERGY INC.
                              1800 Washington Road
                       Pittsburgh, Pennsylvania 15241-1421

                                               , 200
                           --------------------     -

Citibank, N.A., as Agent for
the Banks parties to the Loan
Agreement referred to below
Two Penns Way
New Castle, DE  19720

Dear:

          CONSOL Energy Inc. (the "Borrower"), the Banks party thereto and
                                   --------
Citibank, N.A., as agent, have entered into that certain U.S.$400,000,000 Amended and Restated Senior Revolving Loan Agreement dated as of September 21, 2001 (as such may be amended, supplemented, restated or otherwise modified and in effect from time to time, the "Loan Agreement"). Capitalized terms used but
                                  --------------
not defined herein have the meanings assigned to such terms in the Loan
Agreement.

          This letter (the "Agreement") acknowledges and confirms all agreements
                            ---------
and understandings between             (the "Bank") and the Borrower with
                           -----------       ----
respect to maintaining the confidentiality of certain documentation, information and other materials (collectively, the "Information") previously disclosed or
                                        -----------
made available, or hereafter to be disclosed or made available, to the Bank by the Borrower in connection with any due diligence or otherwise in connection with the Loan Agreement. Such Information may include, without limitation, any financial statements and other financial data, and any other information and material concerning the business, operations, properties, assets, and financial affairs of the Borrower and its Affiliates, as well as any and all information and material developed from inspection of the properties and records of the Borrower and its Affiliates and from discussions with officers and employees thereof.

          In consideration of the disclosure by the Borrower, through its officers, employees, and representatives, of the Information, and intending to be legally bound, the Bank hereby agrees with the Borrower as follows:

          1. The Bank will maintain a secret and confidential status for any and all of the Information. The Bank will refrain from using any of the Information for its own use or commercial purposes and from directly or indirectly disclosing or making available any of the Information to any person, firm, company, entity or other party for any use, except as expressly permitted by the Loan Agreement or this Agreement.

          2. The Bank will restrict disclosures of any and all of the Information only to those of its affiliates and those of the directors, officers, employees, representatives and advisors of itself and its affiliates as may be reasonably necessary and will advise all such persons of the strict obligations of confidentiality hereunder. The Bank will further take all such other measures as may be necessary to protect the confidentiality of such disclosures and will use its reasonable efforts to require its directors, officers, employees, representatives and advisors to refrain from using any such Information for their own, or for any other person's or entity's, use.

          3. If the Bank is required in connection with judicial or governmental proceedings or by applicable law (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Information, it is agreed, to the extent permissible under applicable law and to the extent practicable, that the Bank will provide the Borrower with prompt notice of such request(s) so that the Borrower may seek an appropriate protective order and/or waive the Bank's compliance with the provisions of this Agreement; provided, the Bank may allow bank regulators to examine the Information. It
     --------
     is further agreed that if, in the absence of a protective order or the receipt of a waiver hereunder, the Bank is nonetheless, in the opinion of the Bank's counsel, compelled by a court order or other legal requirement to disclose any of the Information or else stand liable for contempt or suffer other censure or penalty, the Bank may disclose such Information to such tribunal without liability hereunder.

          4. It is understood that this Agreement shall in no way be deemed to require the disclosure or making available to the Bank of any documentation, information or other material, which shall be solely in the discretion of the Borrower but subject to the requirements of the Loan Agreement in that regard.

          5. The Bank has been informed that (a) all Information disclosed or made available to the Bank hereunder is of a confidential or proprietary nature, or both, (b) the covenants of this Agreement and the Information disclosed or made available to the Bank are special, unique, and of extraordinary character, (c) the Borrower and/or its Affiliates will be irreparably harmed by violation of this Agreement, and (d) the use of any of the Information which is subject to this Agreement for the business purposes of any party other than the Borrower and its Affiliates would enable such party to compete unfairly with the Borrower. In the event that the Bank shall have knowledge of any potential or actual breach of the confidentiality of, or the misappropriation of, any of the Information which is subject to this Agreement, the Bank will promptly give notice thereof to the Borrower. In addition, the Borrower shall be entitled, without limitation of any other remedies to which it may be entitled by law, to injunctive relief (without proof of the lack of an adequate remedy at law), to enforcement of specific performance of this Agreement, and to damages in the event of any violation of this Agreement.

          6. The provisions of this Agreement shall not apply to any information or material which (a) is or becomes known to the public generally through no wrongful act of the Bank, its directors, officers, employees, representatives and advisors, (b) is, to the best of the Bank's knowledge when such information is received, rightfully received from a third party without breach of this Agreement, (c) is approved for release by written authorization of the Borrower, or (d) was in the Bank's rightful possession or that of the Bank's directors, officers, employees, representatives and advisors at the time of disclosure hereunder.

          7. This Agreement shall be binding upon and inure to the benefits of the parties hereto and their respective successors, and shall not be assigned by the Bank without the written consent of the Borrower.

          8. The Borrower makes no warranty, expressed or implied, other than as provided in the Loan Agreement, regarding the accuracy, completeness or usefulness of the Information furnished hereunder, and the Bank shall consider and use such Information at its risk and discretion.

          9. All provisions of this Agreement shall be binding and take effect from the date the Bank signs this Agreement.

          10. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          11. This Agreement represents the entire agreement between the Borrower and the Bank with respect to the subject matter hereof and supersedes any and all prior negotiations, communications, agreements or understandings pertaining thereto. This Agreement may be modified only by a written amendment executed by both parties.

          If the foregoing is accepted and agreed to by the Bank as a correct expression of the Borrower's and the Bank's mutual understanding, then please acknowledge that this Agreement is binding between the Borrower and the Bank by signing and returning to the Borrower the attached copy of this Agreement.

                                                  Very truly yours,

                                                  CONSOL ENERGY INC.


                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:

Accepted and Agreed to this
     day of                , 2001
-----       ---------------

[ BANK ]

By
   --------------------------------------
Its
    -------------------------------------

                                                                       EXHIBIT E

                               DISCLOSURE SCHEDULE

ITEM 6.6. Litigation.
          ----------

Buckeye Reclamation Landfill Site
---------------------------------

Consolidation Coal Company is a member of the steering committee and a potentially responsible party for environmental remediation at the Buckeye Reclamation Landfill Site, a current CERCLA Superfund site situate near St. Clairsville, Belmont County, Ohio. Under terms of the Interim Allocation Agreement entered into by potentially responsible parties, Consolidation Coal Company is currently responsible for twenty-three percent (23%) of the Remedial Design costs. Allocation of responsibility for the final remediation will be resolved by negotiation or litigation. The maximum estimated total remediation cost is Fifty Million Dollars ($50,000,000), although there is reason to believe that the ultimate cost will be approximately Twenty-Five Million Dollars ($25,000,000).

                                                                       EXHIBIT E

ITEM 6.12 Existing Subsidiaries and Significant Subsidiaries
          --------------------------------------------------

                       SUBSIDIARIES OF CONSOL ENERGY INC.

                                                  Jurisdiction of    Percentage
Subsidiary                                         Incorporation       Owned
----------                                        ----------------   ----------
Buchanan Production Company (Partnership)         Virginia              100%
Cardinal River Coals Ltd.                         Alberta, Canada        50%
Cardinal States Gathering Company (Partnership)   Virginia              100%
Cargo Dockers Ltd.                                Ontario               100%
Central Ohio Coal Company                         Ohio                  100%
Church Street Holdings, Inc.                      Delaware              100%
CNX Gas Company LLC                               Virginia (LLC)        100%
CNX Land Resources LLP                            Delaware              100%
Conrhein Coal Company (Partnership)               Pennsylvania          100%
CONSOL Docks Inc.                                 Delaware              100%
CONSOL Energy Canada Ltd.                         New Brunswick,        100%
                                                  Canada
CONSOL Financial Inc.                             Delaware              100%
CONSOL Foreign Sales Corporation                  Barbados              100%
CONSOL - Godfroid Europe S.A.                     Belgium               100%
Consolidation Coal Company                        Delaware              100%
Consolidation Coal Company, Inc.                  Nevada                100%
Consolidation Coal Operating Company              Delaware              100%
Consolidation Coal Sales Company                  Delaware              100%

                                                  Jurisdiction of    Percentage
Subsidiary                                         Incorporation       Owned
----------                                        ----------------   ----------

CONSOL of Canada Inc.                             Delaware              100%
CONSOL of Kentucky Inc.                           Delaware              100%
Consol Pennsylvania Coal Company                  Delaware              100%
CONSOL Sales Company                              Delaware              100%
Cordin Ltd.                                       Ottawa                100%
DUPECH Inc.                                       Delaware              100%
Eighty-Four Mining Company                        Pennsylvania          100%
Fairmont Supply Company                           Delaware              100%
Greene Energy, LLC.                               Pennsylvania           50%
Greenon Coal Company                              Delaware              100%
Hammer Coal Company                               Delaware              100%
Helvetia Coal Company                             Pennsylvania          100%
IC Coal Inc.                                      Delaware              100%
Island Creek Coal Company                         Delaware              100%
Jeffco Coal Company                               Pennsylvania          100%
Kent Coal Mining Company                          Pennsylvania          100%
Keystone Coal Mining Corporation                  Pennsylvania          100%
Laurel Run Mining Company                         Virginia              100%
Leatherwood, Inc.                                 Pennsylvania          100%
Line Creek Mine Ltd.                              British Columbia       50%
Lucerne Land Company                              Pennsylvania          100%
McElroy Coal Company                              Delaware              100%
MTB Inc.                                          Delaware              100%

                                                  Jurisdiction of    Percentage
Subsidiary                                         Incorporation       Owned
----------                                        ----------------   ----------
Neptune Bulk Terminals (Canada) Ltd.              British Columbia    18.81%
New Century Holdings, Inc.                        Delaware              100%
Nineveh Coal Company                              Delaware              100%
Pocahontas Gas Partnership                        Virginia              100%
Potomac Coal Company                              West Virginia         100%
Quarto Mining Company                             Ohio                  100%
Reserve Coal Properties Company                   Delaware              100%
Rochester & Pittsburgh Coal Company               Pennsylvania          100%
Rochester & Pittsburgh Coal Co. (Canada) Limited  Ottawa                100%
Southern Ohio Coal Company                        West Virginia         100%
The White Star Coal Co., Inc.                     New York              100%
Twin Rivers Towing Company                        Delaware              100%
United Eastern Coal Sales Corporation             Pennsylvania          100%
Universal Aggregates, LLC                         Pennsylvania           50%
Westco Coal Company                               Pennsylvania          100%
Windsor Coal Company                              West Virginia         100%
Wolfpen Knob Development Company                  Virginia              100%

                            SIGNIFICANT SUBSIDIARIES

                                                  Jurisdiction of    Percentage
Subsidiary                                         Incorporation       Owned
----------                                        ----------------   ----------
Conrhein Coal Company (Partnership)               Pennsylvania          100%
Consolidation Coal Company                        Delaware              100%

                                                  Jurisdiction of    Percentage
Subsidiary                                         Incorporation       Owned
----------                                        ----------------   ----------
CONSOL Financial Inc.                             Delaware              100%
CONSOL of Kentucky Inc.                           Delaware              100%
Consol Pennsylvania Coal Company                  Delaware              100%
Eighty-Four Mining Company                        Pennsylvania          100%
Fairmont Supply Company                           Delaware              100%
Greenon Coal Company                              Delaware              100%
IC Coal Inc.                                      Delaware              100%
Island Creek Coal Company                         Delaware              100%
McElroy Coal Company                              Delaware              100%
Nineveh Coal Company                              Delaware              100%
Rochester & Pittsburgh Coal Company               Pennsylvania          100%

ITEM 7.2.1(iii). Ongoing Indebtedness.
                 --------------------

          (1) $102.9MM Industrial Revenue Bonds issued by City of Baltimore for Consolidation Coal Sales Company. Principal and interest guaranteed by E. I. DuPont de Nemours and Company. These bonds have been issued in two series, 1984A and B Series totalling $72MM, and 1985 Series totalling $30.9MM. Maturities of the 1984 and 1985 Series are October 1, 2011 and December 1, 2010, respectively. These bonds are at a fixed annual rate of 6.50%. The Borrower has the option to call the bonds on a restricted basis. The Bondholders do not have the option to require the Borrower to redeem the bonds.

          (2) $156MM Guaranteed Medium Term Notes issued by Consolidation Coal Company. Principal and interest jointly guaranteed by CONSOL Inc. and CONSOL Energy Inc. These notes mature and bear interest as follows:

Notes due 2002 at average of 8.28%                $66MM

Notes due 2004 at average of 8.21%                 45MM

Notes due 2007 at average of 8.25%                 45MM

These notes are not redeemable prior to maturity and are not subject to any sinking fund.

ITEM Section 7.2.2(b). Liens.
                       -----

None.

ITEM 7.2.9. Guaranties.
            ----------

                               CONSOL ENERGY INC.

                GUARANTEES OF SECURITIES OF OTHER ISSUERS AND OF
                       OTHER OBLIGATIONS AT JUNE 30, 2001
                       ----------------------------------
                              (Dollars in Millions)

                                 Title of Issue of Each
Name of Issuer of Securities     Class of Securities      Nature of Guarantee (e.g.,
Guaranteed by CONSOL and         Guaranteed               guarantee as to principal    Total Amount Guaranteed
Consolidation Subsidiaries       (e.g., bank loan)        and interest)                and Outstanding (1)
------------------------------   ----------------------   --------------------------   -----------------------
Affiliated Companies
--------------------
(I)  Cardinal River Coals Ltd.   Letter of Credit         Principal and Interest       7.378 Canadian $

CONSOL Energy Canada Ltd.        Letter of Credit         Principal and Interest       2.000 Canadian $

----------
(1) CONSOL does not anticipate that it will have to perform under any of the guarantees listed.
(I) Indirect Guarantees

                                                                       EXHIBIT F

                                     , 2001
                          -----------

To the Banks parties to the
Loan Agreement referred to
below and Citibank, N.A., as agent

     RE: Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001

Dear:

          I am senior counsel of CONSOL Energy Inc., a Delaware corporation, and have acted as such and as counsel to (a) CONSOL Energy Inc., a Delaware corporation (the "Borrower"), and (b) Consolidation Coal Company, a Delaware
                  --------
corporation; Conrhein Coal Company, a Pennsylvania General Partnership; CONSOL Financial Inc., a Delaware corporation; CONSOL of Kentucky Inc., a Delaware corporation; CONSOL Pennsylvania Coal Company, a Delaware corporation; Eighty-Four Mining Company, a Pennsylvania corporation; Fairmont Supply Company, a Delaware corporation; Greenon Coal Company, a Delaware corporation, Island Creek Coal Company, a Delaware corporation; IC Coal Inc., a Delaware corporation; McElroy Coal Company, a Delaware corporation; Nineveh Coal Company, a Delaware corporation; Rochester & Pittsburgh Coal Company, a Pennsylvania corporation, each a "Significant Subsidiary" and collectively, the "Significant
                     ----------------------                         -----------
Subsidiaries", (the Borrower and the Significant Subsidiaries, collectively, the
------------
"Subordinating Parties"), in connection with the negotiation, execution and
 ---------------------
delivery of the following agreements and documents:

          (a) Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001 (the "Loan Agreement"), among the Borrower, the Banks
                              --------------
     parties thereto and Citibank, N.A., as agent;

          (b) Separate promissory notes, each dated September 21, 2001 (the "Notes"), issued by the Borrower pursuant to the Loan Agreement and payable
      -----
     to the order of the respective Banks;

          (c) Significant Subsidiary Guaranty, dated as of September 21, 2001 (the "Significant Subsidiary Guaranty"), executed by each Significant
           -------------------------------
     Subsidiary in favor of the Agent and the Banks; and

          (d) Subordination Agreement, dated as of September 21, 2001 (the "Subordination Agreement"), executed by each Subordinating Party in favor
      -----------------------
     of the Agent and the Banks.

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

          I am familiar with the corporate proceedings taken by the Borrower and the Significant Subsidiaries in connection with the foregoing agreements and documents and the transactions contemplated thereby. In addition, I have examined such corporate records, certificates and other documents and such questions of law as I have considered necessary or appropriate for the basis of the opinions hereinafter expressed.

          In making the examination of all documents and agreements in connection with the opinions expressed herein, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

          Based upon, and subject to, the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where its ownership or leasing of real estate, ownership of substantial assets other than real estate, conduct of substantial business or location of employees require it to be so qualified and where the failure so to qualify would reasonably be expected to have a Materially Adverse Effect.

          2. Each Significant Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where its ownership or leasing of real estate, ownership of substantial assets other than real estate, conduct of substantial business, or location of employees require it to be so qualified and where the failure so to qualify would reasonably be expected to have a Materially Adverse Effect.

          3. The Borrower has full corporate power and authority to own and operate its properties and assets, carry on its business as currently conducted, and enter into and perform its obligations under the Loan Agreement and each other Loan Document executed by it.

          4. Each Significant Subsidiary has full corporate power and authority to own and operate its properties and assets, carry on its business as currently conducted, and enter into and perform its obligations under the Significant Subsidiary Guaranty.

          5. Each Subordinating Party has full corporate power and authority to enter into and perform its obligations under the Subordination Agreement.

          6. The execution and delivery of the Loan Agreement and the Notes, and the performance by the Borrower of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of the Borrower, and all of said documents and instruments have been duly executed and delivered on behalf of the Borrower.

          7. The execution and delivery of the Significant Subsidiary Guaranty, and the performance by each Significant Subsidiary of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Significant Subsidiary and have been duly executed and delivered on behalf of each Significant Subsidiary.

          8. The execution and delivery of the Subordination Agreement, and the performance by each Subordinating Party of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Subordinating Party and have been duly executed and delivered on behalf of each Subordinating Party.

          9. There is no provision in the articles of incorporation or the by-laws of the Borrower, nor any provision in any indenture, mortgage, contract, voting trust or agreement known to me after due inquiry to which the Borrower is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, nor any writ, order or decision known to me after due inquiry of any court or governmental instrumentality binding on the Borrower which would be contravened by the execution and delivery of the Loan Agreement or the Notes, nor do any of the foregoing prohibit performance by the Borrower of any term, provision, condition, covenant or any other obligation of the Borrower contained therein.

          10. There is no provision in the articles of incorporation or the by-laws of any Significant Subsidiary, nor any provision in any indenture, mortgage, contract, voting trust or agreement known to me after due inquiry to which any Significant Subsidiary is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, nor any writ, order or decision known to me after due inquiry of any court or governmental instrumentality binding on any Significant Subsidiary which would be contravened by the execution and delivery of the Significant Subsidiary Guaranty, nor do any of the foregoing prohibit performance by any Significant Subsidiary of any term, provision, condition, covenant or any other obligation of any Significant Subsidiary contained therein.

          11. There is no provision in the articles of incorporation or the by-laws of any of the Subordinating Parties, nor any provision in any indenture, mortgage, contract, voting trust or agreement known to me after due inquiry to which any Subordinating Party is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, nor any writ, order or decision known to me after due inquiry of any court or governmental instrumentality binding on any Subordinating Party, which would be contravened by the execution and delivery of the Subordination Agreement, nor do any of the foregoing prohibit performance by any Subordinating Party of any term, provision, condition, covenant or any other obligation of any Subordinating Party contained therein.

          12. The Loan Agreement is, and each Loan Document executed by any Loan Party will on the due execution and delivery thereof be, the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and by general equitable principles.

          13. The execution and delivery by the Borrower of the Loan Agreement and each other Loan Document to which it is a party and the performance thereof and borrowing thereunder by the Borrower will not result in or require the creation or imposition of any Lien on any of its properties pursuant to the provisions of any Contractual obligation.

          14. Except as described in the financial statements of the Borrower referred to in Section 6.4 of the Loan Agreement or in the Disclosure Schedule, there are no actions, suits or proceedings pending or, to the best of my knowledge after due inquiry, threatened against or affecting the Borrower or any Subsidiary before any court or arbitrator(s) or by or before any administrative agency or governmental authority, which has a reasonable likelihood of being adversely determined and would reasonably be expected to result in a liability in excess of $10,000,000.

          15. Neither the making nor the performance of the Loan Agreement, the Notes, the Significant Subsidiary Guaranty or the Subordination Agreement requires the consent or approval of any governmental instrumentality under any law, statute, rule or regulation or under any indenture, mortgage, contract or agreement known to me after due inquiry.

          I am licensed to practice law only in the Commonwealth of Pennsylvania and the foregoing opinions are limited solely to the laws of the Commonwealth of Pennsylvania, the corporate law of the State of Delaware and federal law.

          This opinion letter is being furnished to the Banks and their Transferees for their use and the use of their respective counsel. No other use or distribution of this opinion may be made without prior written consent.

                                                           Very truly yours,


                                                           Rowland H. Burns, Jr.
                                                           Senior Counsel

                                                                       EXHIBIT G

                         SIGNIFICANT SUBSIDIARY GUARANTY

                                      From

                           CONSOLIDATION COAL COMPANY
                             CONRHEIN COAL COMPANY,
                              CONSOL FINANCIAL INC.
                            CONSOL OF KENTUCKY INC.,
                        CONSOL PENNSYLVANIA COAL COMPANY,
                           EIGHTY-FOUR MINING COMPANY,
                            FAIRMONT SUPPLY COMPANY,
                              GREENON COAL COMPANY,
                           ISLAND CREEK COAL COMPANY,
                                  IC COAL INC.,
                              McELROY COAL COMPANY,
                              NINEVEH COAL COMPANY,
                       ROCHESTER & PITTSBURGH COAL COMPANY

                                       To

                                 CITIBANK, N.A.,
                                    as Agent

                         SIGNIFICANT SUBSIDIARY GUARANTY
                         -------------------------------

          1. Guaranty of Payment. FOR VALUE RECEIVED, and in consideration of
             -------------------
any loan or other financial accommodation heretofore or hereafter at any time made or granted to CONSOL Energy Inc., a Delaware corporation (herein called the "Debtor") under the Amended and Restated Senior Revolving Loan Agreement dated
 ------
as of September 21, 2001 (the "Loan Agreement"; terms defined in the Loan
                               --------------
Agreement are used herein as therein defined), each of the undersigned, hereby unconditionally guarantees to the Agent for the benefit of the Banks the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Agent and the Banks, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing, or due or to become due, including, without limitation, any and all interest accruing on any of such obligations after the commencement of any suit or proceeding related to the dissolution, winding up, liquidation, insolvency, bankruptcy or reorganization of the Debtor or any of its assets or properties, whether or not allowed or allowable in such proceeding and notwithstanding any provision or rule of law which might restrict the rights of the Agent or any Bank, as against the Debtor or anyone else, to collect any of such interest (all such obligations, together with any extensions or renewals thereof, being hereinafter collectively called the "Liabilities"), under and in connection with
                                     -----------
the Loan Agreement, and each of the undersigned further agrees to pay all reasonable expenses (including attorneys' fees and legal expenses) paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty.

          2. Acceleration of the Time of Payment of Amount Payable Under
             -----------------------------------------------------------
Guaranty. Each of the undersigned agrees that, in the event of the dissolution
--------
or insolvency of the Debtor or such undersigned, or the inability or failure of the Debtor or such undersigned to pay debts as they become due, or an assignment by the Debtor or such undersigned for the benefit of creditors, or the commencement of any case or proceeding in respect of the Debtor or such undersigned under any bankruptcy, insolvency or similar laws, and, if such case or proceeding is not commenced by the Debtor or such undersigned, such case or proceeding shall be consented to or acquiesced in by the Debtor or such undersigned, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent and the Banks forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

          3. Right of Setoff in Deposits and Other Property. The Agent and each
             ----------------------------------------------
Bank shall have a right of set off against (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, set off, appropriate and apply toward the payment of such amount, in such order of application as the Agent and each Bank may elect) any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such Bank.

          4. Continuing Guaranty. This guaranty shall in all respects be a
             -------------------
continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time all Liabilities may have been paid in full), until all Liabilities (including any extensions or renewals of any thereof) and all interest thereon and all expenses (including attorneys' fees and legal expenses) reasonably paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities and in enforcing this guaranty shall have been finally paid in full and all other obligations of each of the undersigned under this guaranty shall have been satisfied.

          5. Rescission or Return of Payment on Liabilities. Each of the
             ----------------------------------------------
undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Bank had not been made.

          6. Agent and Banks Permitted to Take Certain Actions. The Agent and
             -------------------------------------------------
the Banks may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without impairing the obligations of the undersigned under this guaranty: (a) retain or obtain a lien upon or a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Agent or any Bank (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses
(i) and (ii) being hereby expressly waived by the undersigned).

          7. Application of Payments. Any amounts received by the Agent or any
             -----------------------
Bank from whatsoever source on account of the Liabilities may be applied by the Agent or such Bank, toward the payment of such of the Liabilities, and in such order of application, as the Agent or such Bank may from time to time elect.

          8. Waiver of Subrogation. Each of the undersigned hereby waives any
             ---------------------
claim or other right which such of the undersigned may now have or hereafter acquire against the Debtor or any other obligor primarily or secondarily obligated with respect to any of the Liabilities that arises from the existence or performance of the obligations of such of the undersigned under this guaranty, including, without limitation, any right of indemnification or any right of subrogation or other right to participate in any claim or remedy of the Agent or any Bank against the Debtor or any property securing any of the Liabilities, which the Agent or any Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity or under contract, statute or common law. The provisions of this paragraph are for the express benefit of the Debtor and each other obligor primarily or secondarily obligated with respect to any of the Liabilities as well as the Bank and may be enforced independently by the Debtor and each such other obligor.

          9. Waiver of Notice and Other Matters. Each of the undersigned hereby
             ----------------------------------
expressly waives: (a) notice of the acceptance by the Agent or any Bank of this guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          10. Additional Liabilities of the Debtor Authorized. The creation or
              -----------------------------------------------
existence, with or without notice to the undersigned, from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited shall not in any way affect or impair the rights of the Agent or any Bank and the obligations of the undersigned under this guaranty.

          11. Assignment of Liabilities. The Agent or any Bank may, from time to
              -------------------------
time to the extent permitted under the Loan Agreement, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Agent or such Bank.

          12. Waiver and Modifications. No delay on the part of the Agent or any
              ------------------------
Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or such Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Agent or any Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Agent or such Bank.

          13. Obligations Under Guaranty. No action of the Agent or any Bank
              --------------------------
permitted hereunder shall in any way affect or impair the rights of the Agent or any Bank and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Agent or any Bank under and in connection with the Loan Agreement, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned (or any of them). Each of the undersigned hereby acknowledges that there are no conditions to the effectiveness of this guaranty.

          14. Information Concerning Debtor. Each of the undersigned hereby
              -----------------------------
warrants and represents to the Agent and each Bank that such undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. Neither the Agent nor any Bank shall have any duty or responsibility to provide the undersigned (or any of them) with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Agent or such Bank's possession.

          15. Senior Indebtedness. Each of the undersigned hereby further
              -------------------
warrants and represents that the obligations of such undersigned under this Guaranty and under each other Loan Document constitutes indebtedness senior to any subordinated indebtedness of such undersigned.

          16. Certain Representations. The undersigned hereby further warrant
              -----------------------
and represent to the Agent and each Bank that (a) the execution and delivery of this guaranty, and the performance by each of the undersigned of its obligations hereunder, are within the corporate right, power, authority and capacity of such undersigned and have been duly authorized by all necessary corporate action on the part of such undersigned, and (b) this guaranty has been duly executed and delivered on behalf of each of the undersigned and is the legal, valid and binding obligation of such undersigned, enforceable in accordance with its terms, the making and performance of which do not and will not contravene or conflict with the charter or by-laws of such undersigned or violate or constitute a default under any law, any presently existing requirement or restriction imposed by judicial, arbitral or any governmental instrumentality or any agreement, instrument or indenture by which such undersigned is bound.

          17. Liabilities Limited. Anything else in this guaranty
              -------------------
notwithstanding, each of the undersigned shall be liable under this guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this guaranty, as it relates to such undersigned, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

          18. Successors. This guaranty shall be binding upon the undersigned,
              ----------
and upon the successors and assigns of the undersigned; and all references herein to the Debtor and to such of the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to the Debtor or such undersigned. The term "undersigned" as used herein shall mean all parties executing this guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

          19. Law; Severability. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE
              -----------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

          20. Captions. Section captions used in this guaranty are for
              --------
convenience only, and shall not affect the construction of this guaranty.

          21. Waiver of Jury Trial. THE UNDERSIGNED HEREBY EXPRESSLY WAIVE ANY
              --------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          22. Consent to Jurisdiction and Service of Process. Each of the
              ----------------------------------------------
undersigned agrees that any judicial proceedings brought against such undersigned with respect to this guaranty may be brought in any state or federal court of competent jurisdiction in the State of New York and by the execution and delivery of this guaranty, each of the undersigned accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of New York, as the case may be. A copy of any such process so served shall be mailed by registered mail to such undersigned at its address set forth opposite its name on the signature page hereto or at such other address as may be designated by such undersigned in a notice to the Agent. Nothing herein shall limit the right of the Bank to bring proceedings against any of the undersigned in the courts of any other jurisdiction.

          SIGNED AND DELIVERED as of this       day of                   , 2001.
                                          -----        ------------------

                                           CONSOLIDATION COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           CONRHEIN COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           CONSOL FINANCIAL INC.


                                           By
                                                --------------------------------
                                                Title: Treasurer

                                           CONSOL OF KENTUCKY INC.


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           CONSOL PENNSYLVANIA COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           EIGHTY-FOUR MINING COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           FAIRMONT SUPPLY COMPANY


                                           By
                                                --------------------------------
                                                Title: Controller


                                           GREENON COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           ISLAND CREEK COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           IC COAL INC.


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           McELROY COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer

                                           NINEVEH COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer


                                           ROCHESTER & PITTSBURGH COAL COMPANY


                                           By
                                                --------------------------------
                                                Title: Treasurer

                                                                       EXHIBIT H

                            ASSIGNMENT AND ACCEPTANCE

          THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment") is delivered
                                                ----------
pursuant to Section 10.11(b) of the Amended and Restated Senior Revolving Loan
            ----------------
Agreement, dated as of September 21, 2001 (as it may be amended or modified and in effect from time to time, the "Loan Agreement"), among CONSOL Energy Inc.
                                  --------------
(the "Borrower"), the Banks parties thereto and Citibank, N.A., as agent. Unless
      --------
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Loan Agreement.

          The undersigned hereby agree as follows:

          1. The party listed below under the caption "Purchasing Bank" hereby certifies it is an eligible Purchasing Bank and indicates its desire to become a Purchasing Bank pursuant to Section 10.11(b) of the Loan Agreement.
                            ----------------

          2. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The date on which such Purchasing Bank shall purchase its Loans and assume its Commitment
under the Loan Agreement is        , 200   (the "Adjustment Date"), subject to
                            -------     --       ---------------
compliance with the terms and conditions of this Assignment.

          3. The respective amounts of the Purchasing Bank's Commitment being assumed by it from the Bank assigning and transferring such Commitment (the "Assigning Bank") is set forth below opposite such Purchasing Bank's name under
 --------------
the caption "Commitment" and the amount of the Purchasing Bank's purchased Loans are set forth below opposite such Purchasing Bank's name under the caption "Purchased Loans." The purchase price shall be in an amount as agreed between the Assigning Bank and the Purchasing Bank and shall be paid in same day or immediately available funds on or before 11:00 a.m. on the Adjustment Date to the Assigning Bank pursuant to Section 10.11(b) of the Loan Agreement.
                               ----------------

          4. Upon the Adjustment Date referred to in Section 2 above, the amount
                                                     ---------
of the Purchasing Bank's Percentage shall be equal to the respective percentage set forth below opposite such Purchasing Bank's name under the caption "Percentage."

          5. After giving effect to the assigning and transferring of Loans and/or Commitments to the Purchasing Bank on the Adjustment Date as set forth above, (a) the adjusted Percentage, if any, of the Assigning Bank shall be the percentage set forth below opposite the Assigning Bank's name under the caption "Adjusted Percentage" (and the Assigning Bank shall be relieved of all obligations under the Loan Agreement to the extent of the reduction effected to its Percentage in accordance herewith), (b) the respective principal amount of the Loans owing to the Assigning Bank shall be equal to the amounts, set forth below opposite the Assigning Bank's name under the caption "Retained Loans" and
(c) the Assigning Bank's adjusted Commitment, shall be equal to the amount set forth below opposite the Assigning Bank's name under the caption "Adjusted Commitment."

          6. The Purchasing Bank and the Assigning Bank hereby certify that the Loans and the Commitment being assigned or retained by each are being assigned or retained pro rata.
            --- ----

          7. Upon or after the acceptance and recording of this Assignment and Acceptance by the Agent, the Purchasing Bank shall be entitled to receive interest on the outstanding principal amount of all Loans made by it (including purchased Loans contemplated hereby) from and after the Adjustment Date.

          8. Upon or after the acceptance and recording of this Assignment and Acceptance by the Agent, this Assignment will become effective, as to the Purchasing Bank, upon the payment to the Assigning Bank by such Purchasing Bank of the amounts required to be paid, if any, in accordance with the purchased Loans as provided above. If the proposed Purchasing Bank does not execute this Assignment, or if this Assignment does not become effective as to the Purchasing Bank, appropriate adjustments will be made (confirmed to each of the parties hereto by telex or telecopier notice) to reflect such circumstance.

          9. Concurrently with the execution and delivery hereof, the Borrower will issue substitute or replacement Notes to the Assigning Bank, as applicable, and to the Purchasing Bank. The Borrower agrees that such substitute or replacement Notes shall be delivered to the Purchasing Bank and to the Assigning Bank, as applicable, promptly after the Adjustment Date. The Assigning Bank agrees to deliver to the Borrower, the replaced Note payable to the Assigning Bank under the Loan Agreement promptly after the occurrence of the Adjustment Date, such Note to be marked "Replaced."

          10. Upon the effectiveness of this Assignment with respect to the Purchasing Bank as specified in Section 8 above, the Assigning Bank has hereby
                                ---------
transferred and assigned to the Purchasing Bank, and the Purchasing Bank has hereby purchased and assumed from the Assigning Bank a portion of the Assigning Bank's Commitment and Loans as provided for herein, and the Purchasing Bank shall be a party to the Loan Agreement and a Bank thereunder and (a) shall be entitled to all rights, benefits and privileges accorded to a Bank in the Loan Agreement and each other Loan Document, and (b) shall be subject to all obligations of a Bank thereunder (including, without limitation, the obligation to fund its Percentage of Loans hereafter requested.

          11. The Purchasing Bank acknowledges and confirms that it has received a copy of the Loan Agreement and the Exhibits thereto. The Purchasing Bank further confirms and agrees that in making its Commitment and Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Assigning Bank, the Agent or any other Bank.

          12. The Purchasing Bank acknowledges and confirms that other than as provided herein none of the Assigning Bank, the Agent or any other Bank makes any representation or warranty and assumes any responsibility with respect to any statement, warranties or representations made in or in connection with the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

          13. The Purchasing Bank acknowledges and confirms that the Assigning Bank, the Agent or any other Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, either Guarantor or any Significant Subsidiary or the performance or observance by the Borrower, either Guarantor or any Significant Subsidiary of any of their respective obligations under the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

          14. The Purchasing Bank acknowledges and confirms that it has received copies of the financial statements referred to in Section 6.4 of the Loan
                                                  -----------
Agreement or the financial statements, if any, theretofore delivered by the Borrower pursuant to Section 7.1.1 of the Loan Agreement and such other
                     -------------
documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment.

          15. The Purchasing Bank will, independently and without reliance upon the Assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents.

          16. The Purchasing Bank agrees (to the extent it is permitted to do so under the laws and any applicable double taxation treaties of the United States, the jurisdiction of such Purchasing Bank's incorporation, and the jurisdictions in which such Purchasing Bank's Domestic Office and LIBOR Office are located) to execute and deliver to the Borrower prior to the first scheduled payment date in each Fiscal Year, a United States Internal Revenue Form W-8BEN or Form W-8ECI (or any successor form), appropriately completed and claiming complete or partial, as the case may be, exemption from withholding and deduction of United States Federal Taxes. Attached hereto is such an executed form so completed.]*

          17. The Purchasing Bank hereby represents and warrants to the Borrower that on the date hereof (i) its Domestic Office and its LIBOR Office are entitled to receive payments of principal of, and interest on, Loans made under the Loan Agreement without deduction or withholding for or on account of any Taxes imposed by the United States or any political subdivision thereof, (ii) any payment received by it under the Loan Agreement is not subject to any Taxes, whether or not such Taxes are required to be deducted or withheld by the Borrower [, and (iii) it is permitted to take the actions described in paragraph 16 above (with respect to complete exemption from withholding and deduction of United States Federal Taxes) under the laws and any applicable double taxation treaties of the jurisdictions specified in such paragraph 16].

          18. The Purchasing Bank hereby appoints and authorized the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

          19. The Assigning Bank warrants to the Purchasing Bank and the Purchasing Bank warrants to the Assigning Bank that this Assignment has been duly executed and delivered by such bank and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting such party and general equitable principles.

          20. Each of the parties to this Assignment agrees that at any time and from time to time upon the written request of any party, it will execute and deliver such further documents and do such further acts and things as such party may reasonably request in order to effect the purpose of this Assignment.

          21. This Assignment may be executed in any number of counterparts by the parties hereto, each of which counterparts shall be deemed to be an original and all of which shall together constitute one and the same Assignment.

          22. MATTERS RELATING TO THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the Adjustment Date.

                                                CONSOL ENERGY INC.


                                                By:
                                                     ---------------------------
                                                Title:

                                                Address:  1800 Washington Road
                                                          Pittsburgh, PA 15241


                                                [BANK]


                                                By:
                                                     ---------------------------
                                                Title:
                                                        ------------------------
                                                Address:
                                                          ----------------------

                                                --------------------------------


                                                Attention:
                                                            --------------------
                                                Telephone:
                                                            --------------------
                                                Telecopy No.:
                                                               -----------------

ASSIGNING BANK

Retained                     Adjusted                 Adjusted
Loans                        Percentage               Commitment
--------                     ----------               ----------
$                            %                        $

                                  [Name of Assigning Bank]

                                    By:
                                         ---------------------------------------
                                    Title:
                                            ------------------------------------

                                    Address:
                                              ----------------------------------

                                    --------------------------------------------

                                    Attention:
                                                --------------------------------

                                    Telephone:
                                                --------------------------------

                                    Facsimile:
                                                --------------------------------

Accepted this    day of         , 200_
              ---       --------

CITIBANK, N.A., as Agent

By:
    -------------------------

     Title:
            -----------------

                                                                       EXHIBIT I

                  COMMITMENT TERMINATION DATE EXTENSION REQUEST

                                                                          , 2001
                                                     ---------------------

[Bank]

[address]

Attention:
            ---------------------

RE: Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001 (together with all amendments, if any, hereafter from time to time made thereto, the "Loan Agreement"), between CONSOL Energy Inc., a Delaware
                        --------------
     corporation ("Borrower"), the Banks party thereto and Citibank, N.A., as
                   --------
     agent

Gentlemen/Ladies:

          In accordance with the Loan Agreement, the Borrower hereby requests that you consent to the extension of the Commitment Termination Date, in accordance with the definition of such term contained in the Loan Agreement, for
an additional three hundred sixty (360) days to                 , 200 .
                                                ----------------     -

          Please indicate your consent to such extension by signing the enclosed copy of this letter in the space provided below and returning the same to the
Borrower (with a copy to the Agent) no later than                , 200 .
                                                  ---------------     -

          The extension shall be effective when executed consents are received from all the Banks by the Borrower or otherwise in accordance with Section 2.4
                                                                   -----------
of the Loan Agreement, but not in any case prior to                  , 200 .
                                                    -----------------     -

 The Borrower hereby certifies that no Default has occurred and is continuing.

                                             Very truly yours,

                                             CONSOL ENERGY INC.


                                             By:
                                                  ------------------------------
                                                  Title:


                                             CONSOLIDATION COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             CONRHEIN COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             CONSOL FINANCIAL INC.


                                             By:
                                                  ------------------------------
                                                  Title:


                                             CONSOL OF KENTUCKY INC.


                                             By:
                                                  ------------------------------
                                                  Title:


                                             CONSOL PENNSYLVANIA COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             EIGHTY-FOUR MINING COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:

                                             FAIRMONT SUPPLY COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             GREENON COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             ISLAND CREEK COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             IC COAL INC.


                                             By:
                                                  ------------------------------
                                                  Title:


                                             McELROY COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             NINEVEH COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:


                                             ROCHESTER & PITTSBURGH COAL COMPANY


                                             By:
                                                  ------------------------------
                                                  Title:

                                    The undersigned hereby consents on this
                                                                            ----
                                    day of            , 200  to the
                                           -----------     -
                                    above-requested extension of the Commitment
                                    Termination Date.

                                                 [NAME OF BANK]


                                    By:
                                          --------------------------------------
                                    Title:
                                             -----------------------------------

                                                                       EXHIBIT J

                             SUBORDINATION AGREEMENT

          This Agreement, dated as of                   , is entered into by and
                                      ------------------
between each of CONSOL ENERGY INC. ("CEI")(the "Borrower"), CHURCH STREET
                                     ---        --------
HOLDINGS, INC. ("CSH"), CONSOLIDATION COAL COMPANY ("CCC"), CONRHEIN COAL
                 ---                                 ---
COMPANY ("CONRHEIN"), CONSOL FINANCIAL INC. ("CFI"), CONSOL OF KENTUCKY INC.
          --------                            ---
("COK"), CONSOL PENNSYLVANIA COAL COMPANY ("CPCC"), EIGHTY-FOUR MINING COMPANY
  ---                                       ----
("EFMC"), FAIRMONT SUPPLY COMPANY ("FSC"), GREENON COAL COMPANY ("GCC"), ISLAND
  ----                              ---                           ---
CREEK COAL COMPANY ("ICCC"), IC COAL INC. ("ICCI"), McELROY COAL COMPANY
                                            ----
("MCC"), NEW CENTURY HOLDINGS, INC. ("NCH"), NINEVEH COAL COMPANY ("NCC") and
  ---                                 ---                           ---
ROCHESTER & PITTSBURGH COAL COMPANY ("R&P"); the Borrower, CCC, CSH, CONRHEIN,
                                      ---
CFI, COK, CPCC, EFMC, FSC, GCC, ICCC, ICCI, MCC, NCH, NCC and R&P are collectively referred to herein as the "Subordinated Lenders") for the benefit
                                        --------------------
of the Agent and the Banks under the Loan Agreement referred to below;

                                   W I T N E S S E T H:
                                   - - - - - - - - - -

          WHEREAS, the Borrower, the Banks parties thereto and Citibank, N.A., as agent, have entered into a Amended and Restated Senior Revolving Loan Agreement, dated as of September 21, 2001, (as the same may at any time be amended or modified and in effect, the "Loan Agreement"), pursuant to which,
                                        --------------
among other things, the Bank has agreed to extend credit to the Borrower;

          WHEREAS, each of the Subordinated Lenders acknowledges that the loans and other extensions of financial accommodations or credit to the Borrower and the Agent and the Banks pursuant to the Loan Agreement is of value to the Subordinated Lenders;

          WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement;

          NOW, THEREFORE, to induce the Agent and the Banks to enter into the Loan Agreement, and for other valuable consideration, receipt whereof is hereby acknowledged, each of the Subordinated Lenders hereby agrees as follows:

          SECTION 1. Definitions. All claims by or belonging to any Person
                     -----------
against the Borrower, CCC, CSH, CONRHEIN, CFI, COK, CPCC, EFMC, FSC, GCC, ICCC, ICCI, MCC, NCH, NCC and R&P and any other Person that from time to time is a Significant Subsidiary (individually, a "Debtor" and collectively, the
                                         ------
"Debtors"), howsoever created, arising or evidenced, whether direct or indirect,
 -------
absolute or contingent or now or hereafter existing, are hereinafter called the "Claims". All Claims of the Agent or any Bank under the Loan Agreement, the Notes and each other Loan Document are hereinafter called the "Senior Claims", and all Claims of each of the Subordinated Lenders are hereinafter called the "Junior Claims"; it being expressly understood and agreed that the term "Senior Claims", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Claims after the commencement of any suits or proceedings referred to in Section 5,
                                                        ---------
notwithstanding any provision or rule of law which might restrict the rights of the Agent or any Bank, as against any of the Debtors or anyone else, to collect such interest.

          SECTION 2. Notice of Junior Liabilities, etc. At any time when a
                     ---------------------------------
Default shall be existing, each of the Subordinated Lenders will promptly notify the Agent of the creation of any Junior Claims and of the issuance of any promissory note or other instrument of any of the Debtors to evidence any Junior Claims.

          SECTION 3. Subordination. Except as expressly provided in Section 4 of
                     -------------
this Agreement, the payment of all Junior Claims shall be postponed and subordinated to the payment in full of all Senior Claims, and each Subordinated Lender agrees not to seek to collect any amounts owing to it by any of the Debtors under or in connection with any settlement of any Junior Claim or any judgment entered in favor of any or all Claimants with respect to a Junior Claim, or to seek to obtain any other distributions in money or property or of any other kind whatsoever in respect of any Junior Claims, nor shall any property or assets of any of the Debtors be applied to the purchase or other acquisition or retirement of any Junior Claims.

          SECTION 4. Permitted Payments. Provided that both before and after
                     ------------------
giving effect to any such payment, no Default shall have occurred and be continuing, notwithstanding Section 3 above, any of the Debtors may pay to the Subordinated Lenders, and the Subordinated Lenders may accept from such Debtors, any payments of principal and interest on all Junior Claims. In the event that a Default shall be existing, none of the Subordinated Lenders shall ask, demand, take or receive from any Debtor by setoff or in any other manner any payment in respect of any Junior Claims until such Default ceases to exist or all Senior Claims shall have been fully paid in cash and performed and all of the Commitments shall have been terminated.

          SECTION 5. Bankruptcy, Insolvency, etc. In the event of any
                     ---------------------------
dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to (a) any Debtor or (b) the respective assets or properties of any Debtor, whether such proceeding or proceedings are voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Debtor or any sale of all or substantially all of the assets of any Debtor, or otherwise, the Subordinated Lenders hereby acknowledge and agree that the Senior Claims shall first be paid in full before any Subordinated Lender shall be entitled to receive and/or to retain any payment or distribution in respect of any of the Junior Claims. In order to implement the foregoing, (i) all payments and distributions of any kind or character in respect of any of the Junior Claims to which any Subordinated Lender would be entitled if the Junior Claims were not subordinated pursuant to this Agreement shall be made directly to the Bank, (ii) each Subordinated Lender shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Claims, if any, by or belonging to such Subordinated Lender, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Agent, and (iii) each Subordinated Lender hereby irrevocably agrees that, if such Subordinated Lender shall fail to file any such claim referred to in the preceding clause (ii), the Agent may, at its sole discretion, in the name of each Subordinated Lender or otherwise, demand, sue for, collect, receive and accept receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of each Subordinated Lender relating to the Junior Claims.

          SECTION 6. Payments Held in Trust. In the event that any Subordinated
                     ----------------------
Lender receives any payment or other distribution of any kind or character from any source whatsoever in respect of any of the Junior Claims, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Agent and the Banks, and each Subordinated Lender shall promptly turn over any such payment or distribution to the Agent. Each of the Subordinated Lenders will keep, and cause each Debtor to keep, this Agreement with and as part of its respective books and records, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Claims a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. Each of the Subordinated Lenders will execute such further documents or instruments and take such further action as the Agent may from time to time reasonably request to carry out the intent of this Agreement.

          SECTION 7. Application of Payments; No Subrogation. All payments and
                     ---------------------------------------
distributions received by the Agent in respect of the Junior Claims, to the extent received in or converted into cash, may be applied by the Agent first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Agent or any Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Senior Claims or the Junior Claims or any security therefor, and any balance thereof may, solely as between each of the Subordinated Lenders and the Agent, be applied by the Agent in such order of application as the Agent, in its sole discretion, may elect from time to time, toward the payment of the Senior Claims remaining unpaid; provided, however, as among the Debtors on the one hand and each of the
--------  -------
Subordinated Lenders on the other hand, and their respective creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Claims. Notwithstanding any such payments or distributions received by the Agent in respect of the Senior Claims or the Junior Claims, which payments or distributions are applied by the Agent toward the payment of the Senior Claims, each of the Subordinated Lenders shall be subrogated to the then existing rights of the Agent, if any, in respect of the Senior Claims only at such time as this Agreement shall have been discontinued and the Agent shall have received payment of the full amount of the Senior Claims.

          SECTION 8. Waivers by the Subordinated Lenders. Each of the
                     -----------------------------------
Subordinated Lenders hereby waives: (a) notice of acceptance by the Agent or any Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Claims; and (c) all diligence in collection or protection of or realization upon the Claims or any thereof or any security therefor.

          SECTION 9. Obligations of the Subordinated Lenders. None of the
                     ---------------------------------------
Subordinated Lenders will, without the Agent's prior written consent: (a) after the occurrence of and during the continuation of a Default, cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, any Junior Claims or any rights in respect thereof; (b) take any collateral security for any Junior Claims or subordinate any Junior Claims or any rights in respect thereof to any Claims other than Senior Claims; or (c) after the occurrence of and during the continuation of a Default, convert any Junior Claims into stock of any Debtor.

          SECTION 10. Continuing Subordination. This Agreement shall in all
                      ------------------------
respects be a continuing agreement and shall remain in full force and effect, notwithstanding, without limitation, the dissolution or insolvency of the Borrower, any Debtor or any of the Subordinated Lenders. All of the agreements and obligations of each of the Subordinated Lenders under this Agreement shall remain in effect in full until all such Senior Claims (including without limitation any extensions, renewals or refinancings of any thereof and all interest and expenses relating to such Senior Claims) shall have been finally paid in cash in full and all of the Commitments shall have been terminated (subject to reinstatement if any such Senior Claims shall thereafter cease to have been paid in full in cash).

          SECTION 11. Representations and Warranties. Each of the Subordinated
                      ------------------------------
Lenders represents and warrants unto the Agent and each Bank as set forth below.

          a. Each of the Subordinated Lenders is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

          b. The execution, delivery and performance by each of the Subordinated Lenders of this Agreement are within their respective corporate powers, have been duly authorized by all necessary corporate action of each such Subordinated Lender (including, without limitation, stockholder approval), have received all necessary governmental approvals (if any shall be required) and other consents or approvals and do not and will not contravene or conflict with, or create a lien under, (i) any provision of law, (ii) the constituent documents of such Subordinated Lender, (iii), any court or administrative decree applicable to such Subordinated Lender or
     (iv) any contractual restriction binding upon such Subordinated Lender.

          c. This Agreement has been duly executed and delivered by each of the Subordinated Lenders, and is the legal, valid and binding obligation of each of the Subordinated Lenders enforceable against such Subordinated Lender in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and by general equitable principles.

          SECTION 12. Rights of the Agent. The Agent may, from time to time, at
                      -------------------
its sole discretion and without notice to any or all of the Subordinated Lenders, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Claims, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Claims, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Claims, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Claims, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Claims, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

          SECTION 13. Transfer of Senior Liabilities. The Agent or any Bank may,
                      ------------------------------
from time to time, without notice to any or all of the Subordinated Lenders, assign or transfer any or all of the Senior Claims or any interest therein. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer of any Senior Claims, such Senior Claims shall be and remain Senior Claims for the purpose of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Claims or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Claims, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Agent or such Bank.

          SECTION 14. Miscellaneous. The Agent and the Banks shall not be
                      -------------
prejudiced in their rights under this Agreement by any act or failure to act of any or all of the Subordinated Lenders or by any noncompliance of any or all of the Subordinated Lenders with any agreement or obligation, regardless of any knowledge thereof which the Agent or any Bank may have or with which the Agent or any Bank may be charged. No action of the Subordinated Lenders permitted hereunder shall in any way affect or impair the rights of the Agent or any Bank and the obligations of each of the Subordinated Lenders under this Agreement. No delay on the part of the Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Agent or any Bank unless such modification or waiver is expressly set forth in a writing duly signed and delivered on behalf of the Agent and the Banks. For purposes of this Agreement, the Senior Claims shall include all obligations of each Debtor to the Agent and the Banks, notwithstanding any right or power of any Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Lenders hereunder.

          SECTION 15. Successors and Assigns. This Agreement shall be binding
                      ----------------------
upon each of the Subordinated Lenders and upon the legal representatives, successors and assigns of each of the Subordinated Lenders, whether immediate or remote. The term "Subordinated Lenders" as used herein shall mean all of the Subordinated Lenders and each of them obligated hereunder.

          SECTION 16. Governing Law. This Agreement shall be construed in
                      -------------
accordance with and governed by the internal laws of the State of New York, without regard to principles of conflicts of law. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 17. Waiver of Jury Trial; Submission to Jurisdiction. Each of
                      ------------------------------------------------
the Subordinated Lenders waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement or arising from or relating to any banking relationship existing in connection with this Agreement or otherwise between each of the Subordinated Lenders, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

          Each of the Subordinated Lenders hereby agrees that any judicial proceedings brought against such Subordinated Lender with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by the execution and delivery of this Agreement, each Subordinated Lender accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of New York. A copy of such process so served shall be mailed by registered mail to such Subordinated Lender at its address set forth opposite its name or the signature page hereto or at such other address as may be designated by such Subordinated Lender in a notice to the Bank.

          Nothing in this paragraph 17 shall affect the right of the Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against any of the Subordinated Lenders or their respective property in the courts of any other jurisdictions.

          SECTION 18. Severability. Wherever possible, each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 19. Section Titles. The section tiles contained in this
                      --------------
Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          IN WITNESS WHEREOF, this Agreement has been made and delivered at as of the date and year first written above.
----------------

                                    CONSOL ENERGY INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer


                                    CONSOLIDATION COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    CHURCH STREET HOLDINGS, INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    CONRHEIN COAL COMPANY

                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    CONSOL FINANCIAL INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    CONSOL OF KENTUCKY INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    CONSOL PENNSYLVANIA COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    EIGHTY-FOUR MINING COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    FAIRMONT SUPPLY COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Controller


                                    GREENON COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    ISLAND CREEK COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    IC COAL INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer

                                    McELROY COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    NEW CENTURY HOLDINGS, INC.


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    NINEVEH COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer


                                    ROCHESTER & PITTSBURGH COAL COMPANY


                                    By:
                                         ---------------------------------------
                                         Title:  Treasurer

                                                                       EXHIBIT K

                              PERMITTED INVESTMENTS

          1.   Direct obligations of the U. S. Government.

          2. Obligations of any foreign government or obligations which possess a guarantee of the full faith and credit of any foreign government.

          3. Obligations of any of the following:

          (a) U.S. Government-sponsored enterprises, federal agencies and federal financing banks which are not otherwise authorized including, but not limited to, the following:

               (i) U.S. Government-sponsored enterprises such as:

                    .    Instrumentalities of the Federal Credit System (Bank
                         for Cooperatives, Federal Land Banks);
                    .    Federal Home Loan Banks;
                    .    Federal National Mortgage Association; and

               (ii) Federal agencies such as:

                    .    Instrumentalities of the Department of Housing and
                         Urban Development (Federal Housing Administration,
                         Government National Mortgage Association);
                    .    Export-Import Bank;
                    .    Farmers Home Administration;
                    .    Tennessee Valley Authority,

          4. Obligations of states, counties and municipalities of the United States.

          5. Debt Obligations (other than Commercial Paper) of domestic or foreign corporations.

          6. Preferred stock obligations with a floating rate dividend which is reset periodically at auction.

          7. Investments in repurchase agreements collateralized by any of the above securities eligible for outright purchase, provided the collateral is delivered to a bank custody account in accordance with the terms of a written repurchase agreement with a dealer or bank.

          8. Certificates of Deposit, Time Deposits, Banker Acceptance and other obligations issued by domestic and foreign banks which have stockholder equity of $100 million or more.

          9. Commercial paper rated either P-1 by Moody's or A-1 by Standard & Poor's.

          10. Investments in shares of institutional mutual funds whose investment policies are essentially in agreement with the above policies.

          11. Investments described in point 1, 3, 4, 5 and 7 above are restricted to obligations rated no lower than AA-3 by Moody's or AA- by S&P.

                                                                       EXHIBIT L

                     LIBOR AND DOMESTIC OFFICES OF BANKS AND
                              ADDRESSES FOR NOTICES

BORROWER:   CONSOL Energy Inc.
            1800 Washington Road
            Pittsburgh, PA  15241-1421
            Attn:  Mr. John M. Reilly
            Telephone No.: (412) 831-4128
            Telecopy No.: (412) 831-4151

--------------------------------------------------------------------------------------------------------
                  Bank                         Domestic Lending Office          LIBOR Lending Office
--------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking Group     1177 Avenue of the Americas      1177 Avenue of the Americas
                                            New York, NY  10036              New York, NY  10036
                                            Attn:  Peter Gray                Attn:  Doreen Klingenbeck
                                            T:  212 801-9739                 T:  212 801-9726
                                            F:  212 556-4839                 F:  212 556-4826
--------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia
--------------------------------------------------------------------------------------------------------
Citibank, N.A.
--------------------------------------------------------------------------------------------------------
Dresdner Bank, AG, New York and Grand       75 Wall Street                   75 Wall Street
Cayman Branches                             New York, NY  10005              New York, NY  10005
                                            Attn:  Dominik Rohe              Attn:  Dominik Rohe
                                            T:  212 429-2223                 T:  212 429-2223
                                            F:  212 429-3012                 F:  212 429-3012
--------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                           One Mellon Center, Room 370      One Mellon Center, Room 370
                                            Pittsburgh, PA  15258            Pittsburgh, PA  15258
                                            Attn:  William Feathers          Attn:  William Feathers
                                            T:  412 234-4598                 T:  412 234-4598
                                            F:  412 234-8888                 F:  412 234-8888
--------------------------------------------------------------------------------------------------------
National City Bank                          National City Center             National City Center
                                            20 Stanwix Street                20 Stanwix Street
                                            Pittsburgh, PA  15222            Pittsburgh, PA  15222
                                            Attn:  Michael Heinricher        Attn:  Michael Heinricher
                                            T:  412 644-8127                 T:  412 644-8127
                                            F:  412 471-4883                 F:  412 471-4883
--------------------------------------------------------------------------------------------------------
PNC Bank, N.A.                              One PNC Plaza, 3rd Floor         One PNC Plaza, 3rd Floor
                                            249 Fifth Avenue                 249 Fifth Avenue
                                            Pittsburgh, PA  15222            Pittsburgh, PA  15222
                                            Attn:  Joseph Micka              Attn:  Joseph Micka
                                            T:  412 762-4313                 T:  412 762-4313
                                            F:  412 705-3231                 F:  412 705-3231
--------------------------------------------------------------------------------------------------------

                                       L-1